UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )
Filed by the Registrant ☒
Filed by a party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Freshpet, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

freshpet

2026 Proxy Statement

MADE IN THE USA
freshpet
FRESHLY ROASTED MEALS
freshpet
CUSTOM MEALS
freshpet
HOMESTYLE Creations
FRESHLY CRAFTED MEALS
CHICKEN & TURKEY RECIPE
WITH EGGS, CRANBERRIES, SWEET POTATOES & GREEN BEANS
FULLY COOKED & READY TO SERVE
freshpet
vital
Clean Nutrition
SMALL BREED
CHICKEN RECIPE
with carrots, sweet potatoes & cranberries
freshpet
vital Clean Nutrition
freshpet
SLICE & SERVE ROLL
Chunky Beef Recipe
With Carrots, Peas & Brown Rice

April 27, 2026

TO OUR FELLOW STOCKHOLDERS
Thank you for your support of Freshpet, Inc. On behalf of the Board of Directors of Freshpet (the “Board”), we invite you to attend Freshpet’s 2026 annual meeting of stockholders (the “Annual Meeting”) on June 10, 2026 at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, conducted by webcast. Stockholders of record as of the close of business on April 15, 2026 may vote their shares at the Annual Meeting, as further described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”).
Freshpet’s mission is to help dogs and cats live longer, happier, healthier lives with the people who love them, and it is underpinned by our purpose to nourish Pets, People, and Planet. We thoughtfully prepare our foods using natural ingredients that are crafted into recipes and gently cooked to preserve key nutrients. Freshpet is disrupting the $56 billion U.S. pet food category and raising the standard for pet food. We believe Freshpet has a long runway for growth and can deliver significant shareholder value.
In 2025, there was a meaningful shift in consumer sentiment that impacted many companies. For Freshpet, this shift slowed category growth and reduced our net sales growth rate from 27% in 2024 to 13%. While still strong by most standards, this change prompted a comprehensive reassessment of our strategy. We demonstrated agility — refining our messaging and media approach, sharpening our value proposition at entry price points, and maintaining discipline in capacity expansion. These actions enabled us to outperform the category, gain market share, surpass our $1 billion net sales milestone, expand distribution, and deliver positive free cash flow*, all while preserving margins and navigating increased competition.
Importantly, the progress we made in 2025 has strengthened our foundation for future growth. We are seeing early success from updated marketing strategies, continued momentum in e-commerce, and advancements in manufacturing and in-store visibility. The total addressable market for fresh pet food continues to expand, driven by shifting consumer preferences and increased demand from younger generations, reinforcing our confidence in the long-term opportunity. With differentiated capabilities across product quality, manufacturing, and distribution, we believe Freshpet is well positioned to extend its competitive advantages, capture a growing share of this expanding market, and drive sustained, long-term shareholder value.
Our Board of Directors remains actively engaged with management and focused on overseeing the business. In 2025, the Audit Committee, chaired by Craig D. Steeneck, oversaw a smooth transition of Chief Financial Officers, the Operations and FSQA Committee, chaired by David B. Biegger, provided essential oversight of the Company’s sizable capacity expansion and new technology development program, the Compensation and Human Capital Management Committee, chaired by Daryl G. Brewster, implemented a new annual equity grant structure composed equally of PSUs and RSUs designed to strengthen alignment between executives and stockholders, and the Nominating and Governance Committee, chaired by Leta D. Priest, continued development of a comprehensive approach to Board evaluation and succession planning. Looking ahead, the Board remains committed to fulfilling its fiduciary duties on behalf of stockholders and creating long-term value. Their primary focus is on prioritizing Freshpet’s most significant opportunities while carefully evaluating areas of risk.
On behalf of everyone at Freshpet, we are grateful for your continued trust and support. Thank you for being a Freshpet stockholder.

Sincerely, William B. Cyr Chief Executive Officer

freshpet

NOURISHING PETS, PEOPLE AND PLANET

Consumers reached

15.2M
Households

in **30,235**
Stores

freshpet
freshpet
freshpet

2.0M+
Cubic feet at retail

39,000+
Fridges

2025 at a glance

$1,102M	13%	$139.1M	$195.7M
Net Sales	Net Sales Growth	Net Income	Adjusted EBITDA*

**Non-GAAP financial measure. For more information, please see Appendix A.*

FRESHPET, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
Wednesday, June 10, 2026
TO THE STOCKHOLDERS OF FRESHPET, INC.:
The 2026 annual meeting of stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”) of Freshpet, Inc. (the “Company”) will be held via live webcast on Wednesday, June 10, 2026 at 9:00 a.m. Eastern Time.

Time and Date:	Wednesday, June 10, 2026 at 9:00 a.m. Eastern Time
Place:	Via live webcast by visiting www.virtualshareholdermeeting.com/FRPT2026
Record Date:	The close of business on April 15, 2026
Items of Business:
As described in the accompanying proxy statement detailing the business to be conducted at the Annual Meeting (the “Proxy Statement”), the holders of our Common Stock will be asked to vote upon the following items of business at the Annual Meeting:

	1.	Election of twelve (12) directors to the Board of Directors (the “Board”);
	2.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026; and
	3.	Non-binding advisory vote to approve the compensation of the Company’s named executive officers (also known as “Say-on-Pay”).
Stockholders will also act on such other matters as may properly come before the Annual Meeting.
Attendance and Participation at the Annual Meeting:
Stockholders as of the Record Date or their validly designated proxies, will be able to attend the virtual Annual Meeting by visiting the link above, where you will be able to listen to the meeting live, submit questions, and vote. To participate in the Annual Meeting, you must pre-register at www.virtualshareholdermeeting.com/FRPT2026 by 9:00 a.m. Eastern Time on June 9, 2026. More information on attending the Annual Meeting can be found in the accompanying Proxy Statement.

Voting:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the Notice of Internet Availability of Proxy Materials or the enclosed proxy card so that your shares are represented and your voice is heard. Returning the proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit a proxy, even if their shares were sold after the Record Date. More information on voting and attending the Annual Meeting can be found in the accompanying Proxy Statement and the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card.

OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF OUR BOARD’S NOMINEES UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

We urge you to VOTE TODAY by: INTERNET: www.ProxyVote.com TELEPHONE: 800-690-6903 MAIL: complete and return the enclosed proxy card in the postage-paid envelope

If you have any questions or need any assistance in voting your shares, please see the “Questions and Answers About the Annual Meeting” section, which provides additional information on how to participate in our virtual annual meeting. We thank you for your continued support of Freshpet and look forward to your participation at our Annual Meeting.
By Order of the Board of Directors,

Walter N. George III
Chair of the Board
April 27, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING
As permitted by the U.S. Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, beginning on or about April 27, 2026, we mailed or emailed to our stockholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials and our Annual Report to stockholders for the fiscal year ended December 31, 2025 (the “Annual Report”) over the Internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials and Annual Report, you may request such materials prior to May 27, 2026 (1) by visiting www.ProxyVote.com, (2) by calling 1-800-579-1639, or (3) by emailing sendmaterial@proxyvote.com. If sending an email, please include the 16-digit control number found on your Notice of Internet Availability of Proxy Materials.
The Company’s Notice of Annual Meeting, Proxy Statement, and Annual Report to stockholders for the fiscal year ended December 31, 2025 are currently available online free of charge in the “Financial Information” subsection of Freshpet’s Investor Relations website at investors.freshpet.com or at www.proxyvote.com. The information included on our website is not incorporated into, nor does it form any part of, this Proxy Statement.

This proxy statement (the “Proxy Statement”) and the accompanying form of proxy were first mailed to stockholders of record on or about April 27, 2026. An annual report for the year ended December 31, 2025 (our “Annual Report”) is enclosed with this Proxy Statement. Electronic copies of this Proxy Statement and Annual Report are available at investors.freshpet.com and www.proxyvote.com.
In this Proxy Statement, we refer to Freshpet, Inc. as “Freshpet,” the “Company,” “we,” and “us” (as the context requires), the Company’s Board of Directors as the “Board,” the Company’s common stock, par value $0.001 per share, as the “Common Stock,” and the Company’s 2026 Annual Meeting of Stockholders, including any adjournments, postponements, or continuations thereof, as the “Annual Meeting.”

PROXY STATEMENT SUMMARY | 1
PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement about Freshpet, Inc. and the upcoming Annual Meeting. This summary does not contain all the information you should consider in deciding how to vote your shares. Stockholders should read the entire Proxy Statement before voting.
THE ANNUAL MEETING

Time and Date:	Wednesday, June 10, 2026 at 9:00 a.m. Eastern Time
Place:	Via live webcast by visiting www.virtualshareholdermeeting.com/FRPT2026
Record Date:	The close of business on April 15, 2026
Attendance and Participation at the Annual Meeting:
Stockholders as of the Record Date will be able to attend the virtual Annual Meeting by visiting the link above, where you will be able to listen to the meeting live, submit questions, and vote. To participate in the Annual Meeting, you must pre-register at www.virtualshareholdermeeting.com/FRPT2026 by 9:00 a.m. Eastern Time on June 9, 2026. More information on attending the Annual Meeting can be found in this Proxy Statement.

Voting:
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the Notice of Internet Availability of Proxy Materials or the enclosed proxy card so that your shares are represented and your voice is heard. Returning the proxy card in advance of the Annual Meeting does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Such stockholders are urged to submit a proxy, even if their shares were sold after the Record Date. More information on voting and attending the Annual Meeting can be found in this Proxy Statement and the instructions on the Notice of Internet Availability of Proxy Materials or the proxy card.

We urge you to VOTE TODAY by: INTERNET: www.ProxyVote.com TELEPHONE: 800-690-6903 MAIL: complete and return the enclosed proxy card in the postage-paid envelope

PROXY STATEMENT SUMMARY | 2
AGENDA AND BOARD RECOMMENDATIONS

	Proposal	Board Recommendation
1
Election of Directors

To elect twelve (12) directors to the Board. Each of the director nominees is standing for election for a one-year term ending at the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.

FOR each of
our Director Nominees:
Olu Beck
David B. Biegger
Daryl G. Brewster
William B. Cyr
Walter N. George III
Jacki S. Kelley
Lauri Kien Kotcher
Timothy R. McLevish
Leta D. Priest
Joseph E. Scalzo
Craig D. Steeneck
David J. West

2
Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2026

To ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
FOR
3
Non-Binding Advisory Vote to Approve Executive Compensation

To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement. The Board will review the results and take them into consideration when making future decisions regarding executive compensation.
FOR

PROXY STATEMENT SUMMARY | 3
BOARD OF DIRECTORS

					COMMITTEES
NAME	AGE	DIRECTOR INDEPENDENCE	APPOINTED	CURRENT TERM EXPIRES	A	CHCM	NG	OPS
DIRECTOR NOMINEES
Olu Beck	59		Oct 2019	2026				•
David B. Biegger	67		May 2023	2026	•			CHAIR
Daryl G. Brewster	69		Jan 2011	2026		CHAIR
William B. Cyr Chief Executive Officer	63		Sept 2016	2026
Walter N. George III*	69		Nov 2014	2026
Jacki S. Kelley	59		Feb 2019	2026		•
Lauri Kien Kotcher	65		Apr 2024	2026			•
Timothy R. McLevish	71		Aug 2023	2026	•
Leta D. Priest	66		Sept 2018	2026			CHAIR
Joseph E. Scalzo	67		Aug 2023	2026			•
Craig D. Steeneck	68		Nov 2014	2026	CHAIR			•
David J. West	63		Jul 2023	2026		•

* = Independent Chair of the Board = Audit Committee Financial Expert	A = Audit Committee CHCM = Compensation and Human Capital Management NG = Nominating and Governance OPS = Operations and FSQA

PROXY STATEMENT SUMMARY | 4

Skill or Experience	Directors			# of Directors
High Growth Business and Innovation

Experience with high-growth companies having led through the complexities of scaling growth, ensuring strategic alignment, risk management, and operational sustainability during periods of accelerated growth with innovation at all levels.
	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Lauri Kien Kotcher Timothy R. McLevish	Leta D. Priest Joseph E. Scalzo David J. West
Fresh Food Manufacturing, Supply Chain Technologies

Experience in leading complex manufacturing designs in support of multi-year accelerated growth, requiring innovation at all levels inclusive of operational efficiencies, technology, supply chain initiatives, cost optimization, product quality, and regulatory compliance.
	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Timothy R. McLevish Joseph E. Scalzo Craig D. Steeneck	David J. West
Risk Management

Experience in navigating complex and dynamic challenges while safeguarding the Company’s assets, reputation, and long-term sustainability, inclusive of cybersecurity, AI and enterprise crisis preparedness and response. Directors marked with an asterisk (*) have also received a certification in cybersecurity.
	Olu Beck* David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Timothy R. McLevish* Leta D. Priest	Joseph E. Scalzo Craig D. Steeneck David J. West
Finance
Experience in the understanding of accounting and financial reporting processes, capital structure, robust financial controls, and compliance.	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Lauri Kien Kotcher Timothy R. McLevish Leta D. Priest	Joseph E. Scalzo Craig D. Steeneck David J. West
Capital Allocation
Experience directing the Company’s financial resources such as profits, cash reserves, or raising capital in ways that maximize long-term shareholder value.	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Lauri Kien Kotcher Timothy R. McLevish	Joseph E. Scalzo Craig D. Steeneck David J. West
Fresh Food Retail and Pet Industries

Experience with unique perspective contributing to the company’s strategy with insights into consumer behavior, diet-health wellness of pets, fresh supply chain optimization, and shifts in retail models.
	Olu Beck Daryl G. Brewster William B. Cyr Walter N. George III	Lauri Kien Kotcher Timothy R. McLevish Leta D. Priest Joseph E. Scalzo	David J. West
Human Capital Management

Experience with leading strategies for sustaining competitive advantage and long-term success in the areas of talent strategies, high performing culture and engagement programs, succession planning, and compensation strategies to drive shareholder value.
	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Lauri Kien Kotcher Timothy R. McLevish	Leta D. Priest Joseph E. Scalzo Craig D. Steeneck David J. West
Marketing
Experience rooted in a customer centric strategy, using data analytics and performance metrics to guide decisions, and enhancing customer engagement.	Olu Beck Daryl G. Brewster William B. Cyr	Jacki S. Kelley Lauri Kien Kotcher Leta D. Priest	Joseph E. Scalzo David J. West

4 in 12 directors are diverse (includes gender and ethnic diversity)

PROXY STATEMENT SUMMARY | 5
CORPORATE GOVERNANCE HIGHLIGHTS

Board Independence and Composition	Independent Chairman
Separate Chair and CEO
Regular review of Board composition and skills
Director retirement policy
Strong record of Board refreshment and even mixture of tenure
Executive sessions for independent directors at each Board Meeting
Mandated review of any changes in professional position or other board service
Engaged and Active Board	Active stockholder engagement with regular reports to the Nominating and Governance Committee
Committee Reports at each quarterly Board meeting
Thoughtful review of management culture and succession planning
Substantive annual Board and Committee evaluations
Stockholder Rights	Declassified Board
No Supermajority Voting Rights
Majority Voting in Uncontested Elections
No Poison Pill
Stockholder Rights to call Special Meeting
Annual ‘Say on Pay’ Advisory Vote

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING | 6
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
WHY AM I RECEIVING THESE PROXY MATERIALS? WHO IS SOLICITING PROXIES FOR THE ANNUAL MEETING WITH THESE PROXY MATERIALS?
These proxy materials are being made available to you because you were a holder of our Common Stock as of the Record Date, and the Board is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.
Members of the Board and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting.
WHY DID I RECEIVE A NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?
As permitted by the U.S. Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials online under the SEC’s “notice and access” rules. As a result, beginning on or about April 27, 2026, we mailed or emailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) with instructions on how to access our proxy materials and our Annual Report over the Internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials and Annual Report, you may request such materials (1) by visiting www.ProxyVote.com, (2) by calling 1-800-579-1639, or (3) by emailing sendmaterial@proxyvote.com. If sending an email, please include the 16-digit control number found on your Notice of Internet Availability.
WHAT MATTERS AM I VOTING ON? HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THESE MATTERS?
Proposal 1: Election of Directors
The Board is asking stockholders to elect twelve (12) directors to the Board. Each of the director nominees is standing for election for a term ending at the 2027 Annual Meeting and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.
The Board has nominated and unanimously recommends the election of twelve (12) incumbent directors (the “Director Nominees”). For more information on the Director Nominees, please see “Directors, Executive Officers, and Corporate Governance—Board of Directors—Director Nominees” on page 28 of this Proxy Statement.
The Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees.
Proposal 2: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for 2026
The Board is asking stockholders to ratify the selection of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
The Board unanimously recommends that stockholders vote “FOR” the ratification of KPMG as our independent registered public accounting firm for 2026.
Proposal 3: Non-Binding Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)
The Board is asking stockholders to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement (also known as “Say-on-Pay”). As an advisory vote, the result will not be binding on the Board or the Compensation and Human Capital Management Committee (“Compensation Committee”). This “Say-on-Pay” vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives and program. The Board and the Compensation Committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.
The Board unanimously recommends that stockholders vote “FOR” the approval of executive compensation on an advisory basis.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING | 7
HOW DO I VOTE?
If you are a registered stockholder (that is, you hold shares in your name directly on the books of our transfer agent, Computershare Trust Company, N.A. (“Computershare”), and not through a bank, broker or other nominee) you may choose any of three methods to submit your proxy to have your shares voted in advance of the Annual Meeting:
•
Internet: You may submit your proxy online via the Internet by accessing the following website and following the instructions provided: www.ProxyVote.com. You may navigate to the online voting site by entering your 16-digit control number found on your Notice of Internet Availability or proxy card. Have your Notice of Internet Availability or proxy card ready when you access the site and follow the prompts to record your vote. This vote will be counted immediately and there is no need to mail in any proxy card you may have received.

•
Telephone: You may submit your proxy by telephone by calling the following phone number toll-free using a touch-tone phone and following the instructions provided: 800-690-6903. You will be asked to provide your 16-digit control number found on your Notice of Internet Availability or proxy card. Have your Notice of Internet Availability or proxy card ready when you dial the phone number and follow the prompts to record your vote. This vote will be counted immediately and there is no need to mail in any proxy card you may have received.

•
Mail: If you received your Annual Meeting material by mail, you also may choose to grant your proxy by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. PLEASE USE THE VOTING FORMS AND INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE. In most cases, you will be able to do this by mail or via the Internet. As discussed herein, your broker, bank or other nominee may not be able to vote your shares on any matters at the Annual Meeting unless you provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.
Alternatively, you may vote at the virtual Annual Meeting. The Annual Meeting will be held online via a live webcast at www.virtualshareholdermeeting.com/FRPT2026. You may only participate in the virtual meeting by registering in advance at www.virtualshareholdermeeting.com/FRPT2026 prior to the deadline of 9:00 a.m. Eastern Time on June 9, 2026. Please have your Notice of Internet Availability, voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in and vote during the Annual Meeting. Upon completing registration, participants will receive further instructions via email that will allow them to access the meeting.
Even if you plan to attend the virtual Annual Meeting, we encourage you to vote your shares TODAY by Internet, telephone or mail to ensure that your votes are counted at the Annual Meeting.
WHAT IS A PROXY? WHAT SHARES ARE INCLUDED ON A PROXY CARD?
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated John O’Connor and Lisa Alexander as the Company’s proxies for the Annual Meeting.
Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in street name through a broker, bank or other nominee. Please vote the shares on each proxy or voting instruction card to ensure that all of your shares are counted at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING | 8
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:
•	Delivering written notice of revocation to the Corporate Secretary at 1450 US-206, Bedminster, NJ 07921 that is received on or before 11:59 p.m. Eastern Time on June 9, 2026;
•	Delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;
•	Submitting a later dated proxy over the Internet in accordance with the instructions on the Notice of Internet Availability or proxy card;
•	Submitting a later dated proxy by telephone in accordance with the instructions on the Notice of Internet Availability or proxy card; or
•	Voting your shares electronically during the Annual Meeting.
If your shares are held in street name, you should contact your broker, bank or other nominee directly to change your vote or revoke your proxy.
WHO IS ENTITLED TO VOTE? HOW MANY SHARES ARE OUTSTANDING? HOW MANY VOTES DO I HAVE?
Only holders of record of our Common Stock at the close of business on April 15, 2026, which is the Record Date, will be entitled to receive notice of, to attend, and to vote at the Annual Meeting. At the close of business on the Record Date, 49,142,509 shares of our Common Stock were outstanding and eligible to be voted. Holders of the Company’s Common Stock are entitled to one vote for each share held as of the Record Date. Cumulative voting is not permitted in the election of directors.
WHAT IS THE DEADLINE FOR VOTING?
The deadline for voting by Internet and by telephone is 11:59 p.m. Eastern Time on June 9, 2026. Votes cast by mail must be received no later than the start of the Annual Meeting. If you attend the Annual Meeting, you may vote your shares electronically during the meeting.
IF I CAN’T ATTEND THE ANNUAL MEETING, CAN I VOTE LATER?
We encourage stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.
WHAT CONSTITUTES A QUORUM?
Freshpet is incorporated in the State of Delaware. As a result, the Delaware General Corporation Law (the “DGCL”) and our Bylaws govern the voting standards applicable to actions taken by our stockholders. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, and business may not be conducted at the Annual Meeting unless a quorum is present. If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Abstentions or withheld votes and “broker non-votes” (described below) are counted as shares present and entitled to vote for the purpose of determining whether a quorum is present.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING | 9
WHAT VOTE IS REQUIRED, AND HOW WILL MY VOTES BE COUNTED TO ELECT THE DIRECTOR NOMINEES AND TO APPROVE EACH OF THE OTHER PROPOSALS?

Proposal	Voting Standard	Board Recommendation	Effect of Abstentions and Withholds	Effect of Broker Non-Votes
Proposal No. 1 Election of Twelve (12) Directors to the Board
Majority of votes cast, meaning that for a director to be elected to the Board, the number of shares voted “FOR” such director’s election must exceed the number of votes cast “AGAINST” such director’s election.
		FOR each of the DIRECTOR NOMINEES	Abstentions have no effect on the outcome of the proposal.	Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.
Proposal No. 2 Ratification of the Appointment of KPMG as Our Independent Registered Public Accounting Firm for 2026	Majority of shares present in person or by proxy and entitled to vote on the subject matter.	FOR	Abstentions have the same effect as a vote against the proposal.	Broker discretionary voting is expected to be permitted for this proposal.
Proposal No. 3 Non-Binding Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)	Majority of shares present in person or by proxy and entitled to vote on the subject matter.	FOR	Abstentions have the same effect as a vote against the proposal.	Broker discretionary voting is not permitted, and broker non-votes will have no effect on the outcome of this proposal.

Under our Bylaws, when a quorum is present at any meeting of stockholders, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to approve such matter, subject to certain exceptions governed by law or regulation, such as the DGCL.
Pursuant to our Bylaws, an election of directors is considered to be “contested” if, in connection with the Annual Meeting, the Secretary of the Company has received one or more notices that a stockholder has nominated or proposed to nominate a person or persons for election as a director, which notice(s) purport(s) to be in compliance with the advance notice requirements set forth in our Bylaws, and as of the date that is 14 days in advance of the date that the Company files its definitive proxy statement with the SEC, such notice has not been formally and irrevocably withdrawn by such stockholder. Because no one has submitted such a notice of nomination, the election of directors at this year’s Annual Meeting is uncontested and will be conducted by a majority of the votes cast.
OUR BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES ON PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3 USING ONE OF THE METHODS DESCRIBED IN OUR PROXY MATERIALS.
WHAT IS A BROKER NON-VOTE?
If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. If you are a street name holder and your shares are registered in the name of a broker, the New York Stock Exchange rules applicable to brokers who have

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING | 10
record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Global Market) determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you. In such case, your broker is not entitled to vote your shares on “non-routine” items absent voting instructions from you but may, in its discretion, either leave your shares unvoted or vote your shares on “routine” matters. The proposal to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2) is the only “routine” matter proposed to be presented at the Annual Meeting. Accordingly, if your broker does not receive voting instructions from you, then such broker will only be able to exercise discretionary authority on Proposal 2, but broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine” matters. These “broker non-votes” will not be counted in determining the number of shares necessary for the approval of Proposals 1 or 3.
HOW WILL SHARES BE VOTED ON THE PROXY CARD?
The shares represented by any proxy card that is properly completed, executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail, Internet or telephone.
If you return a validly executed and dated proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of each of our twelve (12) director nominees recommended by our Board as set forth on the proxy card (Proposal 1); “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for fiscal year 2026 (Proposal 2); and “FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers, as disclosed in this Proxy Statement (commonly known as a “Say-on-Pay resolution”) (Proposal 3).
Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies in the proxy materials, to the extent authorized under Rule 14A-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
WILL MY SHARES BE VOTED IF I DO NOTHING?
No. If you are a registered stockholder of record (i.e., you own your shares directly on the books of the Company’s transfer agent, Computershare, and not through a broker, bank or other nominee) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
WHAT IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OR PROXY CARD FROM THE COMPANY?
If your shares are held in more than one account, you will receive more than one Notice of Internet Availability or proxy card, and in that case, you can and are urged to vote all of your shares by, (i) if you choose to vote by mail, completing, signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided, or, (ii) if you choose to vote via the Internet or telephone, using the unique 16-digit control number found on each Notice of Internet Availability you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.
HOW MANY SEATS ON THE BOARD ARE UP FOR ELECTION AT THE ANNUAL MEETING?
All 12 seats on the Board are up for election at the Annual Meeting. In accordance with our strategic corporate governance reforms, Freshpet has a fully declassified Board. Our Board currently has 12 members, each of whom is being nominated for re-election to our Board at this year’s Annual Meeting, to hold office for a one-year term. For more information on the Board, please see “Directors, Executive Officers, and Corporate Governance—Board of Directors” on page 26 of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING | 11
WHO MAY ATTEND THE ANNUAL MEETING? HOW DO I ATTEND THE ANNUAL MEETING?
The Annual Meeting will be held in a virtual-only format. You are entitled to participate in the Annual Meeting only if you were a holder of Common Stock as of the close of business on the Record Date, or your authorized representative or you hold a valid proxy for the Annual Meeting. Stockholders must pre-register in order to attend and vote by ballot at the Annual Meeting. Please see the section below titled “How do I participate in the Annual Meeting?” for instructions about how to pre-register.
Even if you plan to attend the Annual Meeting, please vote using the procedures described on your Notice of Internet Availability or proxy card as soon as possible so that your vote will be counted if you later are unable or decide not to attend the Annual Meeting.
HOW DO I PARTICIPATE IN THE ANNUAL MEETING?
The Annual Meeting will be held online via a live webcast at www.virtualshareholdermeeting.com/FRPT2026. You may only participate in the virtual Annual Meeting by registering in advance at www.virtualshareholdermeeting.com/FRPT2026 prior to the deadline of 9:00 a.m. Eastern Time on June 9, 2026. Please have your Notice of Internet Availability, voting instruction form, proxy card or other communication containing your 16-digit control number available and follow the instructions to complete your registration request. If you are a beneficial holder, you must obtain a “legal proxy” from your broker, bank or other nominee to participate in and vote during in the Annual Meeting. Upon completing registration, participants will receive further instructions via email that will allow them to access the meeting.
Stockholders may log into the meeting platform beginning at 8:30 a.m. Eastern Time on June 10, 2026. We encourage you to log in prior to the meeting start time. We will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be provided on the log-in page.
Additional information and our proxy materials can also be found at www.proxyvote.com.
MAY I SUBMIT QUESTIONS DURING THE ANNUAL MEETING?
Yes. We expect that members of the Board and management, as well as representatives of our independent registered public accounting firm, KPMG, will attend the Annual Meeting and be available to answer stockholder questions. We will provide our stockholders the opportunity to ask questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on our investor relations website prior to the date of the Annual Meeting, and may include certain procedural requirements.
WHAT IF I EXPERIENCE TECHNICAL ISSUES WITH THE VIRTUAL MEETING PLATFORM?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the Annual Meeting, please call the technical support number that will be posted in the virtual meeting reminder email sent the day prior to the Annual Meeting. We encourage you to access the virtual meeting prior to the start time.
WHO WILL COUNT THE VOTES?
A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will count the votes and serve as the independent inspector of election for the Annual Meeting.
WHERE CAN I FIND THE RESULTS OF THE ANNUAL MEETING?
We will report the voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days following our Annual Meeting, a copy of which will also be available on our website at investors.freshpet.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING | 12
DO I HAVE ANY DISSENTERS’ OR APPRAISAL RIGHTS WITH RESPECT TO ANY OF THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING?
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.
HOW DO I REQUEST A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS?
A copy of our proxy materials, as filed with the SEC, is available, without charge, by mailing a request to Investor Relations, Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary. The proxy materials are posted on our website at investors.freshpet.com and are available free of charge from the SEC at its website, www.sec.gov.

freshpet
SLICE & SERVE ROLL
Chunky Chicken & Turkey Recipe

STOCKHOLDER ENGAGEMENT | 14
STOCKHOLDER ENGAGEMENT
Our Board and management value and rely upon our stockholders’ perspectives. To help ensure we understand and focus on the priorities that matter most to our stockholders, our directors and senior management proactively conduct thorough and extensive investor outreach throughout the year. In addition to discussing business results and initiatives, strategy, and capital structure, we engage with investors on various other matters integral to our business and the Company, such as governance practices, executive compensation and sustainability.
SPECIFIC WAYS WE ENGAGED WITH STOCKHOLDERS IN 2025 AND SO FAR IN 2026
Since last year’s annual meeting, we have met and engaged directly with stockholders holding approximately 77% of our outstanding Common Stock. We also met with analysts who cover our Company and leading proxy advisors who serve our investors. We participated in eight industry conferences, held three non-deal road shows, and hosted numerous investors at our offices in New Jersey, Pennsylvania and Texas. Our Board and management carefully consider and evaluate feedback received during these meetings.
Additionally, our independent directors continued to be closely and directly involved in our investor engagement efforts. Specifically, over the past year, our directors held outreach discussions with stockholders representing approximately 36% of our outstanding shares, and additional outreach is underway. Feedback from these engagements informed Board and committee discussions and, where appropriate, resulted in enhancements to our governance practices, disclosures, and compensation program design.
The feedback we received in 2025 and early 2026 is described below:

	WHAT WE HEARD	OUR RESPONSE
GOVERNANCE	Investors highlighted the importance of aligning Board composition with the Company’s evolving strategy and future needs.
The Nominating and Governance Committee conducted an extensive review of the director skills matrix to align with the Company’s strategic priorities, and regularly evaluates Board composition relative to evolving needs.

Governance practices should continue to evolve in line with the Company’s growth and increasing operational and financial complexity.
The Board has enhanced its oversight framework to reflect the Company’s scale, including the addition of an Operations Committee and ongoing evaluation of Board size, composition, and committee structure.

Stockholders encouraged the Company to provide greater visibility on capital allocation and future cash needs.
Now that the Company is Free Cash Flow(1) positive a year earlier than expected, management and the Board are evaluating the Company’s capital allocation strategy and ongoing cash needs based on expected sales growth and the potential impact of new technology.

	Stockholders expressed the need for greater transparency around succession planning for key leadership and refreshment on the Board of Directors.	The Board maintains active oversight of succession planning, including regular reviews of executive leadership development and emergency and long-term succession plans.

(1)
See “Non-GAAP Financial Measures” in Appendix A for a reconciliation of all non-GAAP measurements to the most directly comparable U.S. GAAP measure and a description of how the non-GAAP numbers are calculated from our audited financial statements.

STOCKHOLDER ENGAGEMENT | 15

	WHAT WE HEARD	OUR RESPONSE
ENVIRONMENTAL & SOCIAL
Stockholders emphasized workforce development, retention, and training as key drivers of long-term performance, and encouraged the Company to continue to include elements in its Responsible Business Goals.

The Company has continued to incentivize its most senior leaders with Responsible Business Goals. In 2025 these goals were simplified to focus on three key employee-related priorities: employee satisfaction, employee safety, and employee retention.

Stockholders encouraged us to expand disclosure of environmental metrics, including emissions, water usage, and operational efficiency, and consider formal environmental targets including for greenhouse gas reduction.

The Company releases an annual Sustainability Report which provides detailed reporting on the Company’s performance against its long-term sustainability goals. The Company reports Scope 1, 2, and 3 emissions and water usage annually and has expanded disclosures related to environmental performance and operational efficiency. Management continues to evaluate intensity-based targets and other approaches aligned with its operations.

The Company’s annual sustainability reports are available on its website at investors.freshpet.com.

EXECUTIVE COMPENSATION	Stockholders encouraged the Board to transition to more traditional equity incentive plans upon the completion of the 2020 Multi-Year Grant performance period.
In 2025, the Company transitioned from a legacy long-term incentive structure (front-loaded, performance- and service-vested stock options) to annual equity grants composed equally of PSUs and RSUs. This new approach is designed to strengthen alignment between executives and stockholders, promote sustained performance across overlapping periods in a more volatile operating and regulatory environment, support retention, and improve market competitiveness.

Stockholders highlighted the importance of retention and leadership continuity.
The Compensation Committee approved equity refresh grants during the transition period from multi-year grants to annual grants to support retention and maintain alignment between executives and stockholders.

	Stockholders encouraged the inclusion of additional financial metrics related to the balance sheet or absolute or relative total stockholder return in its executive compensation.	The Compensation Committee approved the inclusion of a relative total stockholder return metric for annual equity incentive grants made in 2025 for the most senior leaders.

COMMUNICATIONS WITH THE BOARD
Stockholders and other interested parties who would like to communicate with one or more members of the Board, a Board committee or the Chair of the Board may do so by writing to any such party at Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary. The Corporate Secretary will forward copies of all correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that the Corporate Secretary otherwise determines requires the attention of any member, group or committee of the Board.

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 17
COMMITMENT TO GOOD CORPORATE GOVERNANCE
CORPORATE GOVERNANCE PRACTICES

INDEPENDENT, NON-EXECUTIVE CHAIR

The positions of Chair of the Board and Chief Executive Officer are presently separated. While our Bylaws and Corporate Governance Guidelines do not require that our Chair and Chief Executive Officer positions be separate, we believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business and our Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

BOARD AND COMMITTEE INDEPENDENCE
All of our directors (other than our Chief Executive Officer) are independent, and each of our Board committees consist entirely of independent directors.
BOARD REFRESHMENT

We believe that fresh viewpoints and diversity, in its many forms, and the breadth of perspective this brings, enhance the effectiveness of our Board, and to this end we have appointed five new directors since 2023. The Board remains committed to continuously evaluating and maintaining the appropriate balance of director tenure, industry and professional experience and skillsets aligned with the business, while ensuring a diversity of perspectives.

BOARD OVERBOARDING

Our Corporate Governance Guidelines require a director, prior to becoming a director of another public company, to give prior notice to the Chair of the Nominating and Governance Committee, the Chair of the Board and the Chief Executive Officer regarding the potential additional directorship. If a determination is made that the prospective additional directorship, considered in aggregate with the director’s other directorships, would interfere with the director’s ability to carry out responsibilities on our Board, then the director must either submit a resignation from our Board or not accept the prospective additional directorship. Our Corporate Governance Guidelines do not impose an express limit on the number of boards of directors on which our directors can serve.

BOARD EVALUATION PROCESS AND ONGOING EDUCATION

Freshpet’s Board evaluation process is critical for fostering transparency, enhancing governance practices, and ensuring the Board’s effectiveness in fulfilling its fiduciary and strategic responsibilities. The process is conducted annually, however, Board members are encouraged to provide feedback at each regular meeting.

In 2025, led by the Nominating and Governance Committee, the process involved each member completing an evaluation of the Board and of the committee(s) of which they were a member as well as a self-assessment. This involved both ratings for all components with opportunity to comment and open-ended questions. The Chairman of the Board then held one-on-one discussions with each director in their individual capacity as well as a committee chair where applicable. Results were then shared with the full Board.

In addition, outside experts may periodically present to the Board on various subjects to provide ongoing education. In 2025, for example, the Board received a presentation on Artificial Intelligence from external consultants. From time to time, our directors also visit Company operations in conjunction with Board meetings, deepening their understanding of our manufacturing business.

SINGLE VOTING CLASS
All holders of Freshpet’s Common Stock have the same voting rights (one vote per share of stock).

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 18

NO POISON PILL
The Company has not adopted a stockholder rights plan, also known as a poison pill.
NO SUPERMAJORITY VOTING PROVISIONS
Our Sixth Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) does not include supermajority voting provisions.
DIRECTOR RESIGNATION POLICY

Our Board has adopted a policy that any incumbent nominee for director who does not receive the affirmative vote of a majority of the votes cast in any uncontested election must promptly offer to resign. In such case, the Nominating and Governance Committee will make a recommendation on the offer and the Board will decide whether to accept or reject the offer.

MAJORITY VOTING STANDARD FOR DIRECTOR ELECTIONS
Our Bylaws provide for a majority voting standard for director elections in uncontested elections and a plurality voting standard in contested elections.
DIRECTOR TENURE POLICY
Our Corporate Governance Guidelines provide that non-employee directors will not be nominated for re-election to the Board after reaching age 75.
DECLASSIFIED BOARD OF DIRECTORS
As of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), our Board became fully declassified, and each director is now elected on an annual basis.
PROXY ACCESS

Our Bylaws permit a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding Common Stock for three years, to nominate a certain percentage of the directors for the Company’s Board.

STOCKHOLDER RIGHT TO REQUEST THE COMPANY CALL A SPECIAL MEETING
Our Certificate of Incorporation provides stockholders the ability to make a request to the Company to call special meetings.
COMPENSATION RECOUPMENT POLICY

The Board’s Compensation Committee adopted a new Compensation Recoupment Policy in October 2023, replacing the pre-existing policy, to be consistent with the requirements of the SEC’s final compensation clawback rules under the Dodd-Frank Act and the Nasdaq listing standards.

ANNUAL ‘SAY ON PAY’ ADVISORY VOTE

We solicit an annual ‘say on pay’ advisory vote by stockholders which the Compensation Committee takes into consideration when considering future executive compensation decisions and evaluating the Company’s executive compensation program. We received an approval vote of over 97% in 2025.

CONFLICT OF INTEREST POLICY

In response to concerns raised by stockholders in 2023, the Board adopted in February 2024 a Conflict of Interest Policy applicable to directors and officers as defined by Section 16(a) of the Exchange Act to provide such persons with written guidance on recognizing actual, or the appearance of, conflicts of interest, mechanisms to disclose and deal with potential or actual conflicts, and help in fostering a culture of honesty and accountability. The Nominating and Governance Committee is responsible for oversight (see—Other Board Matters—Conflict of Interest Policy for more details).

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 19
COMMITMENT TO NOURISHING PETS, PEOPLE AND PLANET
At Freshpet, we strive to help dogs and cats live longer, happier, healthier lives with the people who love them. Achieving financial success while caring for our team members, our communities, and our planet is not only the right thing to do, it helps ensure the long-term sustainability of the Company. Our ambitious Mission drives us every day and has been part of the Company’s purpose since inception. We call it “Nourishing Pets, People and Planet.”
We have had a long-term commitment to corporate responsibility initiatives and strive to make progress every year as outlined in our annual Sustainability Report. We are not perfect but view ourselves as an industry leader in pet nutrition, sustainability, and growth. We believe that focusing on corporate responsibility promotes the long-term interests of our employees, customers, stockholders, pets, and communities. Corporate responsibility at Freshpet is implemented from the most senior levels down to every one of our employees because we believe that how responsibly we run our business is intrinsically tied to achieving operational excellence. Our Board’s primary duty of overseeing our corporate strategy includes oversight of how corporate responsibility issues may impact the long-term interests of our stakeholders.
Commensurate with our approach to responsible business practices, our priority is developing a business that is focused on the triple bottom line:
1.   Performing across key business metrics.
2.   Having a positive impact on society.
3.   Minimizing our impact on the environment.

freshpet
CUSTOM MEALS
Shredded Chicken Recipe
Chicken

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 20

KEY PETS, PEOPLE AND PLANET ACCOMPLISHMENTS
Pets: Nourishing happier and healthier lives
• We strive to change the pet food category for the better by bringing fresh healthy meals to pets. We have been steadfast in our nutritional ideology, so our foods are developed for healthy nutrition instead of what is easy to make. We start each recipe with fresh meats and veggies, gently cook them to retain the nutrients, and keep them fresh with refrigeration instead of using preservatives. Our goal is to produce the ideal food for pets to help them lead long healthy lives with their pet parents.

• Our key goal is to support the human and animal bond because we believe together, pets and pet parents may live longer, healthier lives. We want to nourish those pets with our food, bringing joy to both pets and pet parents.

• In pursuit of our mission, as of 2025, we have donated over 25 million meals to shelter pets waiting for their forever home.

• We support programs at leading shelters and charities that impact the communities we live in. Our key partners include Pennsylvania Society for the Prevention of Cruelty to Animals (“SPCA”), St. Hubert’s Animal Welfare Center in Northern New Jersey, and 4 Paws for Ability, which provides service dogs to assist children, adults, and veterans with a range of disabilities.

• We have funded multiple research studies from the Freshpet Foundation focused on how nutrition can help improve pet health and longevity.

People: Living better together
• We provide industry-leading benefits for all eligible full-time employees, including:

- Comprehensive healthcare
- 401(k) matching
- Annual stock grants
- Tuition reimbursement
- Maternity/Paternity leave
- Generous paid time off to allow for a life outside of work

• Our goal is to build a diverse and inclusive culture at Freshpet. We aim to do this through recruitment efforts that focus on attracting candidates from diverse communities as well as focusing on diversity of experience and skills.

• We strive to be a place where people love to work, and we encourage everyone to grow, have fun and deliver on our vision.

For more information on our commitment to our people, please see “—Commitment to Human Capital Management” on page 22 of this Proxy Statement.

Planet: Conserving resources while growing the triple bottom line
• Working to minimize our environmental impact is not only the right thing to do, it makes great business sense. Freshpet consumer research proves that appealing to the sustainable shopper will help us increase household penetration and meet our long-term growth goals. We believe that our efforts over the last year will help Freshpet remain a leader in sustainable pet food and help drive the business forward.

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 21
We began publishing an annual sustainability report on our website (the “sustainability report”) in August 2021, and plan to publish our latest report in May 2026. Neither Freshpet’s website nor any sustainability report is a part of this Proxy Statement. Our website and sustainability reports provide further information on our sustainability efforts, including additional details on our efforts to Nourish Pets, People and Planet, such as:

RECYCLING AND LANDFILL-FREE MANUFACTURING

Since 2016, Freshpet has committed to operating landfill-free manufacturing facilities. We are proud to have been one of the first pet food manufacturers to make this commitment. Engagement across the entire organization was required to resolve our waste streams without using a landfill. The four strategies used to achieve landfill-free status were: reducing the amount of waste generated by the manufacturing process, reusing or recycling as much waste as possible, anaerobically digesting organic waste to help reduce un-captured methane versus landfilling, and converting waste to energy for any waste stream that does not work with the previous strategies. We recycled over 8 million pounds of cardboard over the last 5 years which helped prevent the emission of an estimated 13,000 metric tons of greenhouse gases.

ENERGY CONSERVATION AND RENEWABLE ENERGY
KITCHENS

Freshpet’s Kitchens have been powered by renewable electricity since 2014 by matching all purchased electricity with Green-e® certified renewable energy credits (“RECs”). In 2025, we matched over 77,000 megawatt hours (“MWh”) of our Kitchen’s electricity consumption with RECs that help support the development of renewable energy projects. Steam and heat required to cook our recipes is provided in part by the on-site natural gas-powered Combined Heat and Power Plant (“CHP”) at our Bethlehem Kitchens. Sophisticated engineering allows the CHP to generate steam from heat energy that would otherwise be wasted providing higher efficiency than traditional grid-supplied electricity and steam generated from natural gas boilers.

CHILLERS

Freshpet’s state of the art chillers are good for business and the environment. Our in-house chiller development team works continuously with suppliers to improve efficiency. The latest chillers by manufacturers True Manufacturing and Minus 40 use up to 91% less electricity than older models thanks to LED lighting, eco-friendly refrigerants, and state of the art compressors. These chillers also help drive growth with more capacity, higher reliability, brighter lighting, and easy access doors.

Thanks to many chiller upgrades, Freshpet’s average chiller electric efficiency improved 39.3% since 2020. Over 90.9% of the active fleet now uses eco-friendly refrigerants such as R-290, which limits their impact on the ozone layer and global warming.

In an effort to minimize the impact of our Scope 3 emissions, the estimated non-renewable electricity usage of all Freshpet chillers in North America is matched with Green-e certified RECs. In 2025, we matched 36,901 megawatt hours (“MWh”) of our chiller’s electricity consumption with RECs that help support the development of renewable energy projects.

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 22

WATER CONSERVATION

Manufacturing fresh pet food requires water in the cooking and cleaning processes. As one of our most valuable natural resources, Freshpet aims to minimize our impact on the planet’s water supply. Freshpet Kitchens include technology to minimize their impact on our planet’s water supply including:

ON-SITE WASTEWATER TREATMENT FACILITY

Freshpet’s wastewater treatment facility in Pennsylvania became operational in September 2020. This 6,600 square foot facility processes up to 200 gallons per minute removing residual traces of meat, vegetables, fat, and pollutants from the Kitchens’ wastewater. The 15,000 sq ft facility located in our Ennis Kitchens is even more advanced and has begun providing water so clean that some of it can be re-used in the facility’s cooling system. In addition to easing our burden on municipal facilities, Freshpet’s investment in treating our own wastewater was a sound financial decision. These systems help avoid significant wastewater treatment fees, helping the project pay for itself over time.

RAINWATER HARVESTING SYSTEM

The Freshpet Pennsylvania Kitchens incorporate a 427,500 gallon rainwater harvesting system that provides irrigation for 62,000 square feet of landscaping on site. In addition to reducing our burden on the municipal water supplies, rainwater harvesting helps reduce stormwater runoff from the property. Reduced stormwater runoff helps minimize a storm’s peak flow volume and velocity in local creeks, streams, and rivers, thereby reducing the potential for streambank erosion. Reduced runoff can also help reduce contamination of surface water with pesticides, sediment, metals, and fertilizers.

In addition to the initiatives outlined above, we maintain a strong corporate governance plan, with a diverse and independent Board. For more information on these initiatives, please see “Commitment to Good Corporate Governance”, beginning on page 16 of this Proxy Statement.
Our sustainability report includes full details on all of Freshpet’s sustainability efforts. Our sustainability report is not incorporated by reference into this proxy statement.
COMMITMENT TO HUMAN CAPITAL MANAGEMENT
At Freshpet, our vision is to create a happier, healthier world where pets, people and the planet thrive. Our purpose, combined with a focus on delivering on our commitments, allows us to offer a differentiated value proposition to our employees – a place where you can do good and do well at the same time. We believe that our people are our enduring advantage, and we are obsessed in our mission to ensure that all people who touch Freshpet are better in some way. We strive to be the place where people love to work and we encourage everyone to grow, have fun and deliver on our vision. Our overall people strategy is designed to attract, develop, and retain the best qualified employees to meet our business goals on an ongoing basis and to execute our growth strategy. We do this through practices that promote inclusion, provide development opportunities for employees across the organization and provide competitive rewards and benefits. We also believe that having an engaged, diverse, and committed workforce not only enhances our culture but also drives our business success.
As of December 31, 2025, Freshpet had employed 1,288 team members based across our four locations of Bethlehem, Pennsylvania, Bedminster, New Jersey, Ennis, Texas and Europe, consisting of approximately 843 hourly production employees, 284 salaried and managerial employees in manufacturing and 161 salaried and managerial employees in other functions, such as Marketing, Finance, Sales, Consumer Care, and other support and distribution roles. None of our employees are represented by a labor union or covered by a collective bargaining agreement.

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 23
Employee Engagement
In 2025, Freshpet conducted a short “pulse” Engagement survey and achieved an employee net promoter score of 7.9 and an intent to stay score of 86%. We believe that the positive score continues to demonstrate our employees’ positive perception about the future of our organization and strong belief in our purpose and vision. We also undertook an effort to clearly define our employer value proposition which uncovered team members’ passion for our mission and our tight sense of community.
At Freshpet, our programs are designed to reward and support team members through career growth and development, competitive pay, creative incentive programs and generous benefits. We continually look for opportunities to reshape our talent and reward programs to meet the needs of our growing and evolving workforce. We believe that this agility is a competitive advantage for the Company, with clear advancement in the caliber of candidates for new roles and enhancements to our development opportunities for team members which has resulted in reduced labor turnover, improvements in our safety standards, costs, and quality.
Health and Safety
To promote a strong culture of safety and providing a safe working environment, we employ comprehensive health, safety and environment management policies and standards throughout the organization. In addition, we strive to continuously improve our work processes, tools and metrics to reduce workplace injuries and enhance safety.
Since Freshpet’s founding, safety has been ingrained in our culture. We have invested heavily in maintaining a safe and healthy workplace for our employees and take a proactive approach to ensuring that the work environment supports our “safety without a doubt” mission. The safety of our team members is a core value of our operation and will guide us to our goal of becoming a leader in team member safety. We continue to provide the services of bi-lingual on-site industrial athletic trainers who work with our team on health-related issues. This has become a popular and heavily utilized resource for our team for both work-related and non-work-related health issues.
In 2025, we continued progress on our long-term safety strategy that has led to significant improvements since initial implementation. These improvements have kept us on track to reach our ultimate goal of becoming a leader in team member safety and health while also achieving world-class safety performance.
Our focus on health and safety has led to an over 20% reduction in total recordable incidents between 2024 and 2025. Our efforts since the beginning of our long-term strategy have allowed us to achieve a 60% decrease in injuries since 2022.
Diversity
We believe that a diverse workforce is critical to our success, and our goal is to create a culture where we provide equal and fair opportunities for all of our employees. Our values are reflected in our diverse workforce, and we believe that our competitive advantage lies in our diversity of thought, creativity in solving systemic problems and strengthening our partnerships with pet-caring organizations and the communities in which we live. All employees have access to opportunities that enable them to contribute and grow. This approach helps us connect with our consumers, attract and develop employees who are eager to leverage multiple perspectives to solve complex challenges, and innovate to allow Freshpet to remain competitive.
Our staff across all of our Freshpet locations reflect the diversity of the communities in which we operate and the consumers we serve, including approximately 47% white, 33% Hispanic, 10% African American and 10% other ethnicities. Women represent 28% of our total employee population. At the Board level, of the eleven independent members of the Board, four are women and one is African American. Our leadership team is 40% women and 33% ethnically diverse.

COMMITMENT TO GOOD CORPORATE GOVERNANCE | 24
Employee Benefits
Attracting and retaining talent at all levels is vital to continuing our success. We promote the work-life balance of our employees, we invest in our employees through high-quality benefits and various health and wellness initiatives, and we have created a healthy work environment in our offices. In order to incentivize and engage our workforce, Freshpet provides:

•
Industry-leading compensation, including stock compensation for every employee (granted after 12 months of continuous employment for hourly employees)
•
Annual equity grants and Key Talent awards to employees identified by the Executive Leadership team and the Board
•
401(k) matching for every employee

•
Industry-leading healthcare offered equitably for every employee (including pet insurance)
•
Competitive perquisites, including tuition reimbursement, doggie daycare, paid parental leave, free healthy snack room and catered lunches
•
Rigorous focus on creating an inclusive culture to attract, engage and retain our diverse talent

We also allow each employee to take home one package of Freshpet each day to feed their pet or the pet of someone close to them.
Recruitment and Talent Management
Freshpet proactively recruits talent to fill our rapidly growing manufacturing operations. We have five dedicated recruiters on staff who screen potential new hires and conduct their on-boarding training. We also procure the expertise and services of reputable staffing agencies to support the recruitment of highly specialized and unique skills. We advertise on social media and billboards and use a variety of job referral services to attract the skilled labor we require.
As we scale, it has become increasingly important for Freshpet to build and strengthen the capabilities of our professional level and managerial roles. The added capabilities provide greater oversight over our most complex business challenges, introduce fresh thinking to ensure that we are continually improving and exploring areas of innovation and, at the same time, stabilizing our foundation to ensure a sustained and reliable operation. Our employee value proposition is unique and reflects our values and organizational culture. We protect this fiercely and are intentional about the diverse talent that we hire into the business.
At the executive level, the Compensation Committee, together with the CEO and CHRO, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare leaders for greater responsibilities. Plans are focused on developing our mid-level next generation of talent into future leaders, and we have invested in their development and retention. We are committed to offering job specific training and general leadership development programs, as well as tuition reimbursement to all our employees to promote continued professional growth.

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 26
DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS
Set forth below is the name, age (as of April 27, 2026), position, and tenure information for our directors and director nominees:

					COMMITTEES
NAME	AGE	DIRECTOR INDEPENDENCE	APPOINTED	CURRENT TERM EXPIRES	A	CHCM	NG	OPS
DIRECTOR NOMINEES
Olu Beck	59		Oct 2019	2026				•
David B. Biegger	67		May 2023	2026	•			CHAIR
Daryl G. Brewster	69		Jan 2011	2026		CHAIR
William B. Cyr Chief Executive Officer	63		Sept 2016	2026
Walter N. George III*	69		Nov 2014	2026
Jacki S. Kelley	59		Feb 2019	2026		•
Lauri Kien Kotcher	65		Apr 2024	2026			•
Timothy R. McLevish	71		Aug 2023	2026	•
Leta D. Priest	66		Sept 2018	2026			CHAIR
Joseph E. Scalzo	67		Aug 2023	2026			•
Craig D. Steeneck	68		Nov 2014	2026	CHAIR			•
David J. West	63		Jul 2023	2026

* = Independent Chair of the Board = Audit Committee Financial Expert	A = Audit Committee CHCM = Compensation and Human Capital Management NG = Nominating and Governance OPS = Operations and FSQA

freshpet
CUSTOM MEALS
Multi-Protein Recipe
Chicken & Eggs
Beef & Beef Liver
Salmon
Sweet Potatoes & Carrots
Green Beans & Spinach
Cranberries

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 27

Skill or Experience	Directors			# of Directors
High Growth Business and Innovation

Experience with high-growth companies having led through the complexities of scaling growth, ensuring strategic alignment, risk management, and operational sustainability during periods of accelerated growth with innovation at all levels.
	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Lauri Kien Kotcher Timothy R. McLevish	Leta D. Priest Joseph E. Scalzo David J. West
Fresh Food Manufacturing, Supply Chain Technologies

Experience in leading complex manufacturing designs in support of multi-year accelerated growth, requiring innovation at all levels inclusive of operational efficiencies, technology, supply chain initiatives, cost optimization, product quality, and regulatory compliance.
	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Timothy R. McLevish Joseph E. Scalzo Craig D. Steeneck	David J. West
Risk Management

Experience in navigating complex and dynamic challenges while safeguarding the Company’s assets, reputation, and long-term sustainability, inclusive of cybersecurity, AI and enterprise crisis preparedness and response. Directors marked with an asterisk (*) have also received a certification in cybersecurity.
	Olu Beck* David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Timothy R. McLevish* Leta D. Priest	Joseph E. Scalzo Craig D. Steeneck David J. West
Finance
Experience in the understanding of accounting and financial reporting processes, capital structure, robust financial controls, and compliance.	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Lauri Kien Kotcher Timothy R. McLevish Leta D. Priest	Joseph E. Scalzo Craig D. Steeneck David J. West
Capital Allocation
Experience directing the Company’s financial resources such as profits, cash reserves, or raising capital in ways that maximize long-term shareholder value.	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Lauri Kien Kotcher Timothy R. McLevish	Joseph E. Scalzo Craig D. Steeneck David J. West
Fresh Food Retail and Pet Industries

Experience with unique perspective contributing to the company’s strategy with insights into consumer behavior, diet-health wellness of pets, fresh supply chain optimization, and shifts in retail models.
	Olu Beck Daryl G. Brewster William B. Cyr Walter N. George III	Lauri Kien Kotcher Timothy R. McLevish Leta D. Priest Joseph E. Scalzo	David J. West
Human Capital Management

Experience with leading strategies for sustaining competitive advantage and long-term success in the areas of talent strategies, high performing culture and engagement programs, succession planning, and compensation strategies to drive shareholder value.
	Olu Beck David B. Biegger Daryl G. Brewster William B. Cyr	Walter N. George III Jacki S. Kelley Lauri Kien Kotcher Timothy R. McLevish	Leta D. Priest Joseph E. Scalzo Craig D. Steeneck David J. West
Marketing
Experience rooted in a customer centric strategy, using data analytics and performance metrics to guide decisions, and enhancing customer engagement.	Olu Beck Daryl G. Brewster William B. Cyr	Jacki S. Kelley Lauri Kien Kotcher Leta D. Priest	Joseph E. Scalzo David J. West

4 in 12 directors are diverse (includes gender and ethnic diversity)

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 28
DIRECTOR NOMINEES

Age 59 Director Since October 2019 Independent Committees Operations and FSQA Other Public Company Boards Saputo Inc.	Olu Beck

Olu Beck has been a member of our Board since October 2019. Since January 2013, Ms. Beck has been the Founder and Chief Executive Officer of The Beck Group NJ, a boutique strategic and management consulting firm working with private equity companies to deliver stakeholder value. Ms. Beck is a seasoned public company board director and former Fortune 50 senior executive with deep strategic, financial, M&A, operational and sales and marketing expertise shaped by a multi-decade career in global consumer packaged goods industries. Her executive experience spans both public and private, middle and large cap companies and includes her service as CEO of Wholesome® Inc., Head of Global & U.S. Marketing (Shopper) & Health and Wellness at Johnson and Johnson, Inc., CFO at BEN’S ORIGINAL® (formerly UNCLE BEN’S®) and various executive leadership roles in Finance and Sales at Mars Incorporated. Ms. Beck currently serves on the board of directors and is a member of the Audit Committee of Saputo Inc. (TSX: SAP) and is Audit Chair of Tropicana Brand Group (private equity-backed). She previously served on the board of directors and as Chair of the Audit Committee of Hostess Brands, Inc. until its acquisition by The J.M. Smucker Company in November 2023 and was Board Chair of Denny’s Inc. (Nasdaq: DENN) prior to its acquisition in January 2026. She has led and participated in strategic transformations including M&A, diversification initiatives and leadership transitions.

Ms. Beck’s extensive experience as a senior executive in the consumer packaged goods industry including at Mars Inc. and as Chief Financial Officer of Ben’s Original provides the Board with expertise in Fresh Food Retail and Pet Industries, Finance, and Human Capital Management.

	Top Three Key Skills	Fresh Food Retail and Pet Industries	Finance	Human Capital Management

Age 67 Director Since May 2023 Independent Committees Audit Operations and FSQA CHAIR	David B. Biegger

David B. Biegger has been a member of our Board since May 2023. Mr. Biegger is an accomplished supply chain leader with over 40 years of experience in the consumer package goods industry. Mr. Biegger currently serves as an Operating Partner of Shore Capital Partners, a Chicago-based private equity firm specializing in investments across food & beverage, healthcare and business services sectors. He previously served as Executive Vice President and Chief Supply Chain Officer of Conagra Brands, a leading food and beverage services company, from 2015 until his retirement in May 2021. Prior to joining Conagra Brands, he worked at Campbell Soup Company, providing leadership across the company’s complex Global Supply Chain and Operations functions between 2005 and 2015. He also spent time in his early career building his foundational Manufacturing experience at Procter & Gamble Company.

Mr. Biegger’s experience as Chief Supply Chain Officer of Conagra Brands as well as his extensive career in operations and manufacturing provides the Board with deep expertise in Fresh Food Manufacturing and Supply Chain Technologies as well as in Risk Management and Capital Allocation.

	Top Three Key Skills	Risk Management	Fresh Food Manufacturing, Supply Chain Technologies	Capital Allocation

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 29

Age 69 Director Since January 2011 Independent Committees Compensation and Human Capital Management CHAIR	Daryl G. Brewster

Daryl G. Brewster has been a member of our Board since January 2011. Since 2013, Mr. Brewster has served as the Chief Executive Officer of CECP, a coalition of chief executive officers from over 200 large cap companies focused on driving sustainable business and improving communication with strategic investors. Since 2008, Mr. Brewster has also been the founder and chief executive officer of Brookside Management, LLC, a boutique consulting firm that provides C-level consulting and support to consumer companies and service providers to the industry. Mr. Brewster previously served as an Operating Advisor to The Carlyle Group and as a Management Advisor to MidOcean Partners. Mr. Brewster served as the Chief Executive Officer of Krispy Kreme Doughnuts, Inc. from March 2006 through January 2008. From 1996 to 2006, Mr. Brewster was a senior executive at Nabisco, Inc. and Kraft, Inc. (which acquired Nabisco in 2000), where he served in numerous senior executive roles, most recently as Group Vice President and President, Snacks, Biscuits and Cereal. Before joining Nabisco, Mr. Brewster served as Managing Director, Campbell’s Grocery Products Ltd.—UK, Vice-President, Campbell’s Global Strategy, and Business Director, Campbell’s U.S. Soup. Mr. Brewster serves on the boards of The Bazooka Companies, LLC and Mother Administered Nutritive Assistance (MANA) and previously served on the board of E*Trade Financial Services, Inc.

Mr. Brewster’s experience providing consulting services to consumer companies and as a senior executive in a variety of fast-moving consumer food companies provides the Board with expertise in High Growth Business and Innovation, Human Capital Management, and Capital Allocation.

	Top Three Key Skills	High Growth Business and Innovation	Human Capital Management	Capital Allocation

Age 63 Director Since September 2016 Chief Executive Officer Committees None Other Public Company Boards Vital Farms, Inc.	William B. Cyr			CEO

William B. Cyr has been a member of our Board and our Chief Executive Officer since September 2016. Before assuming his role at Freshpet, Mr. Cyr served as President and Chief Executive Officer of Sunny Delight Beverages Co. (“SDBC”) from August 2004 to February 2016. Prior to joining SDBC, Mr. Cyr spent 19 years at Procter & Gamble, where he ultimately served as the Vice President and General Manager of the North American Juice Business and Global Nutritional Beverages. Mr. Cyr has served on the Board of Directors and Audit Committee of Vital Farms, Inc. (Nasdaq: VITL) since July 2025. He also serves as a Board and Executive Committee Member of the Consumer Brands Association, a position he has held since 2002. Additionally, during his time as President and Chief Executive Officer of SDBC, Mr. Cyr was a member of the board of directors of American Beverage Association from 2007 until 2016 and served on the Executive Committee from 2012 to 2016. Mr. Cyr holds an A.B. from Princeton University.

Mr. Cyr’s experience as Chief Executive Officer of Freshpet for the last nine years and his extensive career in the consumer products industry provides the Board with expertise in Fresh Food Retail and Pet Industries, High Growth Business and Innovation, and Human Capital Management.

	Top Three Key Skills	Fresh Food Retail and Pet Industries	High Growth Business and Innovation	Human Capital Management

Age 69 Director Since November 2014 Independent Board Chair Committees None	Walter N. George III		Chair of the Board

Walter N. George III has been a member of our Board since 2014, and Chair of the Board since 2023. Mr. George is the President of G3 Consulting, LLC, a boutique advisory firm specializing in value creation in small and mid-market consumer products companies, a company he founded in 2013. Mr. George served as President of the American Italian Pasta Company and Corporate Vice President of Ralcorp Holdings from 2010 until its sale to Conagra Foods in 2013. Mr. George served as Chief Operating Officer at American Italian Pasta Company from 2008 to 2010. From 2001 to 2008, Mr. George served in other executive roles with American Italian Pasta Company, including as Senior Vice President—Supply Chain and Logistics and Executive Vice President—Operations and Supply Chain. From 1988 through 2001, Mr. George held a number of senior operating positions with Hill’s Pet Nutrition, a subsidiary of Colgate Palmolive Company, most recently as Vice President of Supply Chain.

Mr. George’s experience in senior executive and operations roles at American Italian Pasta Company and Hill’s Pet Food provides the Board with expertise in Fresh Food Retail and Pet Industries, Fresh Food Manufacturing and Supply Chain Technologies, and Risk Management.

	Top Three Key Skills	Fresh Food Retail and Pet Industries	Fresh Food Manufacturing, Supply Chain Technologies	Risk Management

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 30

Age 59 Director Since February 2019 Independent Committees Compensation and Human Capital Management	Jacki S. Kelley

Jacki S. Kelley has been a member of our Board since February 2019. Ms. Kelley has over 25 years of executive and senior leadership experience in the media and digital industries. Ms. Kelley currently serves as EVP, Chief Client Officer and Business Officer at Omnicom following its acquisition of IPG where she held the same role since March 2024. Prior to this, she served as CEO/Americas and Global Chief Client Officer at Dentsu, Inc. from January 2020 to September 2023. Ms. Kelley spent five years at Bloomberg, first joining as Chief Operating Officer of Bloomberg Media in 2014 and then moving to Bloomberg LP in 2017 after being appointed Deputy Chief Operating Officer. Before joining Bloomberg, Ms. Kelley was the CEO, North America, and President of Global Clients for IPG Mediabrands as well as Global CEO, Universal McCann. Ms. Kelley also held senior roles at Martha Stewart, at Yahoo! and USA Today. Ms. Kelley also serves on the board of directors and Chair of the American Advertising Federation and is an Executive Board member of the Ad Council.

Ms. Kelley’s experience as an executive in media and advertising companies such as Dentsu, IPG and Bloomberg provides the Board with deep expertise in Marketing, as well as in High Growth Business and Innovation and Human Capital Management.

	Top Three Key Skills	High Growth Business and Innovation	Human Capital Management	Marketing

Age 65 Director Since April 2024 Independent Committees Nominating and Governance	Lauri Kien Kotcher

Lauri Kien Kotcher has been a member of our Board since April 2024. Ms. Kien Kotcher is currently Chief Executive Officer and Co-Founder of Different Day LLC which she joined in September 2025. She was previously a member of the board of directors and Chief Executive Officer of Quip NYC Inc. from August 2023 to August 2025. Prior to quip, Ms. Kien Kotcher served as Chief Executive Officer of The Shade Store from October 2021 to May 2022, and as Chief Executive Officer and board member of Hello Products from January 2015 to January 2021, as well as Chief Marketing Officer of Godiva Chocolatier from 2009 to 2013. Ms. Kien Kotcher is also the President of LLK Associates, a position held since 2003, where she provides advisory and consulting services to consumer products companies. Earlier in her career, she held roles at Lehman Brothers, Pfizer Consumer Healthcare, and spent 15 years at McKinsey & Company. Ms. Kien Kotcher previously served on the board of directors of Farmer’s Fridge and LXR and Co, Inc.

Ms. Kien Kotcher’s experience as CEO of high growth personal care product companies and her experience in marketing, including as Chief Marketing Officer at Godiva, provides the Board with expertise in Marketing, High Growth Business and Innovation, and Human Capital Management.

	Top Three Key Skills	Human Capital Management	High Growth Business and Innovation	Marketing

Age 71 Director Since August 2023 Independent Committees Audit	Timothy R. McLevish

Timothy R. McLevish has been a member of our Board since August 2023. Mr. McLevish is a senior corporate finance executive and board member with deep experience in large-scale, complex and global consumer businesses. He has served as Chief Financial Officer at five public companies, including Carrier Corporation, Walgreens Boots Alliance, Inc., Kraft Foods Group, Inc., Ingersoll-Rand Corporation and Mead Corporation. Mr. McLevish previously worked at Touche Ross & Co. and began his career at General Mills. He has served as a member of the board of directors of Revlon, Inc. since April 2023, and is a former member of the board of directors of Conagra Brands, Inc. until its spinoff of Lamb Weston Holdings, Inc. in 2016, where he served as a director until 2017. Mr. McLevish also served as a director of Kennametal, Inc. from 2004 to 2019, during which tenure he served as chair of the audit committee and as a member of the nominating and governance committee, and as a director of R.R. Donnelley & Sons Company from 2016 to 2022, during which tenure he served as chair of the audit committee and as a member of the compensation committee.

Mr. McLevish’s extensive experience as Chief Financial Officer at five public companies as well as his experience at a prominent public accounting firm provides the Board with extensive expertise in Finance as well as Capital Allocation and Risk Management.

	Top Three Key Skills	Finance	Capital Allocation	Risk Management

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 31

Age 66 Director Since September 2018 Independent Committees Nominating and Governance CHAIR	Leta D. Priest

Leta D. Priest has been a member of our Board since September 2018. Ms. Priest has over 30 years of executive and senior leadership experience in the retail and consumer packaged goods industries. Ms. Priest was a key leader in food for Walmart from May 2003 to November 2015 during Walmart’s expansion of grocery, including serving as Senior Vice President and General Merchandising Manager, Fresh Food from 2009 to 2015. Ms. Priest also served as Senior Vice President, General Merchandising Manager in other key areas of food for Walmart from January 2007 through 2015. Ms. Priest began her career with Walmart as Vice President of Food Development. Ms. Priest joined Walmart from Safeway, where she served as Vice President Corporate Brands, North America from January 1998 to April 2003. Prior to her time at Safeway, Ms. Priest had 11 years of consumer products experience in senior leadership roles across brand management and product development with The Torbitt & Castleman Company and Dole Food Company. Ms. Priest serves as a director on the private company board of Milo’s Tea Company since April 2018 and served on the private company board of Gehl Foods from November 2019 until June 2024.

Ms. Priest’s experience as an executive in the retail and consumer packaged goods industries including roles in merchandising and food development at Walmart provides the Board with expertise in Fresh Food Retail and Pet Industries, High Growth Business and Innovation, and Human Capital Management.

	Top Three Key Skills	Fresh Food Retail and Pet Industries	High Growth Business and Innovation	Human Capital Management

Age 67 Director Since August 2023 Independent Committees Nominating and Governance Other Public Company Boards The Simply Good Foods Company	Joseph E. Scalzo

Joseph E. Scalzo has been a member of our Board since August 2023. Mr. Scalzo is CEO, President and a director of The Simply Good Foods Company (NASDAQ: SMPL), positions held since January 2026. Prior to that he was a partner at Centerview Capital an investment firm that specializes in the branded packaged goods sector, beginning September 2024. He is an experienced consumer packaged goods executive and board member with significant operational, leadership and governance expertise. He has more than 30 years of experience at leading food and consumer companies, including previously serving as CEO of The Simply Good Foods Company, Atkins Nutritionals, Inc., and WhiteWave Foods Company, as well as in senior executive roles at Dean Foods, The Gillette Company and The Coca-Cola Company. Mr. Scalzo began his career at Procter & Gamble. He was a member of the board of directors at Treehouse Foods, Inc. (NYSE: THS) from April 2022 to February 2026, where he served on the audit committee and compensation committee. He formerly served as a director of HNI Corp., Earthbound Farms, and Focus Brands.

Mr. Scalzo’s experience in senior executive and operational roles at leading food and consumer companies such as The Simply Good Foods Company, Atkins Nutritionals, Inc., Dean Foods, Gillette and The Coca-Cola Company provides the Board with expertise in High Growth Business and Innovation, Capital Allocation, and Marketing.

	Top Three Key Skills	High Growth Business and Innovation	Capital Allocation	Marketing

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 32

Age 68 Director Since November 2014 Independent Committees Operations and FSQA Audit CHAIR Other Public Company Boards Utz Brands, Inc.	Craig D. Steeneck

Craig D. Steeneck has been a member of our Board since November 2014. Mr. Steeneck served as the Executive Vice President and Chief Financial Officer of Pinnacle Foods Inc., a packaged foods company, from July 2007 to January 2019, where he oversaw the company’s financial operations, treasury, tax, investor relations, corporate development and information technology and was an integral part of the integration team for several of its acquisitions. From June 2005 to July 2007, Mr. Steeneck served as Executive Vice President, Supply Chain Finance and IT of Pinnacle Foods, helping to redesign the supply chain to generate savings and improved financial performance. Pinnacle Foods was acquired by Conagra Brands in October 2018. From April 2003 to June 2005, Mr. Steeneck served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Cendant Timeshare Resort Group (now Wyndham Hotels and Resorts, Inc.), playing key roles in wide-scale organization of internal processes and staff management. From March 2001 to April 2003, Mr. Steeneck served as Executive Vice President and Chief Financial Officer of Resorts Condominiums International (now Wyndham Hotels and Resorts, Inc.). From October 1999 to February 2001, Mr. Steeneck was the Chief Financial Officer of International Home Foods Inc. which was acquired by ConAgra Brands in 2000. Prior to its acquisition by The J.M. Smucker Company in November 2023, Mr. Steeneck served as a board member and as a member of the Audit Committee of Hostess Brands, Inc., and as lead independent director from January 2019 to December 2019. He was also Chairman of the Hostess Brands, Inc. Audit Committee from November 2016 to June 2022. Mr. Steeneck has served as a board member of Pete and Gerry’s since October 2025 and as a board member of Utz Brands, Inc. (formerly Collier Creek Holdings) (NYSE: UTZ) since November 2018, where he is Chairman of the audit committee. Mr. Steeneck served on the board of directors of Kind, Inc. from May 2019 to July 2020.

Mr. Steeneck’s experience as Chief Financial Officer of food companies such as Pinnacle Foods and International Home Foods Inc. as well as various hotel and resort companies provides the Board expertise in Finance, Fresh Food Manufacturing and Supply Chain Technologies, and Capital Allocation.

	Top Three Key Skills	Capital Allocation	Fresh Food Manufacturing, Supply Chain Technologies	Finance

Age 63 Director Since July 2023 Independent Committees Compensation and Human Capital Management Other Public Company Boards Advantage Solutions Inc. The Simply Good Foods Company	David J. West

David J. West has been a member of our Board since July 2023. Mr. West is an accomplished pet food and consumer products executive who brings over three decades of experience leading a range of blue-chip consumer companies and well-known brands. Mr. West has served as a partner of Centerview Capital Consumer since May 2016. He previously served as Chief Executive Officer and President of Del Monte Foods from August 2011 to March 2015. During that time, Mr. West led the Del Monte Foods’ Consumer Products business through its rebrand to Big Heart Pet Brands and oversaw its sale to The J.M. Smucker Company in March 2015. He then worked for The J.M. Smucker Company as President of Big Heart Pet Food and Snacks until March 2016 and as a Senior Advisor until April 2016. Mr. West previously served as CEO, President and director of The Hershey Company (“Hershey”) from 2007 to May 2011. Prior to Hershey, Mr. West held a range of senior positions at the Nabisco Biscuit and Snacks group, including Senior Vice President, Finance, and Vice President, Corporate Strategy and Business Planning. Mr. West is also currently a member of the board of directors of Advantage Solutions Inc. (Nasdaq: ADV) and The Simply Good Foods Company (Nasdaq: SMPL) and was a member of the board of directors of Hershey (from 2007 to 2011), Del Monte Foods (from 2011 to 2014), Big Heart Pet Brands (from 2014 to 2015) and The J.M. Smucker Company (from 2015 to 2016).

Mr. West’s experience serving in executive roles at pet food and consumer products companies including as President of Big Heart Pet Food and Snacks, CEO of Hershey, and finance and strategic planning roles at Nabisco provides the Board with expertise in Fresh Food Retail and Pet Industries, High Growth Business and Innovation, and Capital Allocation.

	Top Three Key Skills	Fresh Food Retail and Pet Industries	High Growth Business and Innovation	Capital Allocation

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 33
Corporate Governance, Board Structure and Director Independence
Our Board is fully declassified, with each director standing for election on an annual basis. Our Board currently consists of 12 members, and all 12 directors who are elected at this year’s Annual Meeting will serve a term expiring as of the date of our annual meeting in 2027. We believe that each of the members of our Board, except Mr. Cyr, is independent consistent with the rules of the Nasdaq Stock Market LLC (“Nasdaq”).
The authorized number of directors may be changed by resolution of the Board. Vacancies on the Board can be filled by resolution of the Board.
Our Board met five times during 2025. Under the Company’s Corporate Governance Guidelines, effective as of February 22, 2024, Board members are expected to attend all meetings of the Board and committees on which they serve. Each director serving on the Board in 2025 attended all Board meetings and at least 75% of the total meetings of committees on which he or she served during the time he or she was on the Board in 2025. All of the members of our Board serving at the time attended our 2025 Annual Meeting. Our Corporate Governance Guidelines are available on our corporate website at www.freshpet.com. Our website is not part of this Proxy Statement.
Board Committees
Our Board has four standing committees: an Audit Committee; a Nominating and Governance Committee; a Compensation and Human Capital Management Committee; and an Operations and FSQA Committee. Each of the standing committees is composed solely of independent directors and has a charter approved by the Board, copies of which are available in the governance section of the Company’s website at https://investors.freshpet.com/investors/corporate-governance/governance-highlights. Our website is not a part of the proxy statement. Each of the committees reports to the Board as outlined in their charters or as they otherwise deem appropriate. The current composition, duties and responsibilities of these committees are set forth below. Pursuant to our Bylaws, our Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.
Audit Committee
The Audit Committee is responsible for, among other matters: (1) appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm; (2) discussing with our independent registered public accounting firm their independence from management; (3) reviewing with our independent registered public accounting firm the scope and results of their audit and the audit fee; (4) approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm, including taking into consideration whether the independent auditor’s provision of any non-audit services to us is compatible with maintaining the independent auditor’s independence; (5) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual consolidated financial statements that we file with the SEC; (6) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (7) reviewing and overseeing the internal audit function; (8) reviewing the Company’s risk management of matters including cybersecurity and climate risk; (9) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; (10) reviewing and approving related person transactions; (11) annually reviewing the Audit Committee charter and the committee’s performance; and (12) handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.
Our Audit Committee consists of Mr. Steeneck (chair), Mr. Biegger and Mr. McLevish. Our Board has affirmatively determined that Mr. Steeneck, Mr. Biegger and Mr. McLevish meet the definition of “independent directors” for purposes of serving on an Audit Committee under applicable SEC and Nasdaq rules. In addition, both Mr. Steeneck and Mr. McLevish qualify as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K. The Audit Committee met seven times during 2025, including twice for the primary purpose of reviewing risk management of matters including cybersecurity and artificial intelligence.

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 34
Nominating and Governance
The Nominating and Governance Committee is responsible for, among other matters: (1) developing and recommending to the Board criteria for identifying and evaluating candidates for directorships; (2) making recommendations to the Board regarding candidates for election or re-election to the Board at each annual meeting of stockholders; (3) overseeing our Corporate Governance Guidelines; (4) monitoring compliance with the Company’s Code of Ethics and Conflict of Interest Policy; (5) reporting and making recommendations to the Board concerning corporate governance matters; and (6) regularly reviewing and making recommendations to the Board concerning the structure, composition and function of the Board and its committees.
In considering director nominees, the Nominating and Governance Committee considers a number of factors, including:
•	the independence, judgment, strength of character, reputation in the business community, ethics and integrity of the individual;
•	the business or other relevant experience, skills and knowledge that the individual may have that will enable him or her to provide effective oversight of the Company’s business;
•	the fit of the individual’s skill set and personality with those of the other Board members so as to build a Board that works together effectively and constructively; and
•
the individual’s ability to devote sufficient time to carry out his or her responsibilities as a director in light of his or her occupation, any other employment, and the number of boards of directors of other public companies on which he or she serves.

When formulating its Board membership recommendations, the Nominating and Governance Committee considers advice and recommendations from stockholders, management and others as it deems appropriate. Although we do not have a formal policy regarding Board diversity, when evaluating candidates for nomination as a director, the Nominating and Governance Committee does consider diversity in its many forms. We believe a diverse Board provides for different points of view and robust debate and enhances the effectiveness of the Board. Upon identifying a potential candidate for the Board, members of the Nominating and Governance Committee will interview the candidate, and based upon that interview, reference checks and committee discussions, make a recommendation regarding such candidate to the full Board.
Our Nominating and Governance Committee consists of Ms. Priest (Chair), Ms. Kien Kotcher and Mr. Scalzo. Our Board has affirmatively determined that Ms. Priest, Ms. Kien Kotcher and Mr. Scalzo meet the definition of “independent directors” for purposes of serving on a Nominating and Governance Committee under applicable SEC and Nasdaq rules. The Nominating and Governance Committee met six times during 2025.
Compensation and Human Capital Management Committee
The Compensation and Human Capital Management Committee (“Compensation Committee”) is responsible for, among other matters: (1) reviewing key employee compensation goals, policies; plans and programs; (2) reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; (3) reviewing and approving employment agreements and other similar arrangements between us and our executive officers; (4) developing succession plans for the Chief Executive Officer and overseeing succession planning for other executive officers, (5) overseeing the Company’s Compensation Recoupment Policy, and (6) administering our stock plans and other incentive compensation plans. The Compensation Committee may delegate its responsibilities to a subcommittee formed by the Committee. The Compensation Committee, in its sole discretion, may also engage legal, accounting, or other consultants or experts, including compensation consultants, to provide advice and assist in carrying out its responsibilities.
Our Compensation Committee consists of Mr. Brewster (Chair), Ms. Kelley and Mr. West. Our Board has affirmatively determined that Mr. Brewster, Ms. Kelley and Mr. West meet the definition of “independent directors” for purposes of serving on a compensation committee under applicable SEC and Nasdaq rules. The Compensation Committee met eight times during 2025.
Operations and FSQA Committee
The Operations and FSQA Committee is responsible for: (1) overseeing the Company’s significant technology and operations initiatives; (2) overseeing focus and assuring adequate resources are available and utilized in the

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 35
Company’s Manufacturing and Supply Chain execution; (3) overseeing Food Safety and Quality Assurance (“FSQA”) matters; (4) reviewing operational capital expenditure needs and long-term capacity planning and utilization; (5) consulting with the Audit Committee regarding operations and food safety systems and processes that relate to or affect risk management; and (6) making recommendations to the Compensation Committee concerning talent and development of the Company’s operations and FSQA personnel.
Our Operations and FSQA Committee consists of Mr. Biegger (Chair), Ms. Beck, and Mr. Steeneck. Our Board has affirmatively determined that Mr. Biegger, Ms. Beck, and Mr. Steeneck meet the definition of “independent directors” under applicable Nasdaq rules. The Operations and FSQA Committee met three times during 2025.
OTHER BOARD MATTERS
Risk Oversight
Our Board is responsible for overseeing our risk management process. The Board focuses on our general risk management strategy and the most significant risks facing us and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures including cybersecurity and climate risks, our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage unnecessary risk-taking, and our Operations and FSQA Committee monitors operations and food safety and quality systems with respect to risk exposure. In addition, our Audit Committee oversees the performance of our internal audit function and considers and approves or disapproves any related-party transactions. Our management is responsible for day-to-day risk management. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.
We believe good governance at all levels is necessary to drive corporate responsibility, and that our corporate governance is more effective when we consider environmental and social issues as a part of corporate strategy, key risks, and our operations. As a part of this endeavour, the Board oversees the management team fulfilling responsibilities relating to sustainability and corporate social responsibility, particularly those that may affect the stakeholders and stockholders of our Company, and the communities in which we operate. Our Board and its committees play a critical role in oversight of our corporate culture and hold management accountable for its maintenance of high ethical standards, governance practices and compliance programs to protect our business, employees and reputation.
Leadership Structure of the Board of Directors
The positions of Chair of the Board and Chief Executive Officer are presently separated. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes that each role requires the devotion of time, effort and energy. While our Bylaws and Corporate Governance Guidelines do not require that our Chair and Chief Executive Officer positions be separate, our Board believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee is, or has ever been, an executive officer or employee of the Company, nor did they have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. During 2025, none of our executive officers served as a director or as a member of a compensation committee (or other committee serving an equivalent function) of any other entity that has an executive officer serving as a director on our Board, or as a member of the Compensation Committee.

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 36
Code of Ethics & Whistleblower Policy
We maintain a written General Code of Ethics (“General Code”) which applies to all of our directors, officers and other employees, including our principal executive officer, principal financial officer, and controller. In addition, we maintain a written Code of Ethics for Executive Officers and Principal Accounting Personnel (“Code of Ethics”) which applies to our principal executive officer, principal financial officer, controller, and other designated members of our management. Copies of each code are available on our corporate website at www.freshpet.com. The information contained on our website does not constitute a part of this Proxy Statement. We will provide any person, without charge and upon request, a copy of our General Code or Code of Ethics. Such requests should be made in writing to the attention of our Corporate Secretary at the following address: Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921.
Freshpet has a zero-tolerance policy for bribery and corruption. The Board established a robust Whistleblower Policy to set optimal procedures with regard to reports of concerns made by employees and other parties, and to protect whistleblowers against harassment or retaliation. The Whistleblower line is monitored directly by our General Counsel and Chief Human Resources Officer and activity on the line is reported to the Audit Committee quarterly.
Freshpet received eighteen inquiries on the Whistleblower line in 2025 from callers based within our facilities. Thirteen of the inquires arose from our Ennis, Texas manufacturing location, and five from our Bethlehem, Pennsylvania manufacturing location. Most of the reports highlighted opportunities for better supervisory and management engagement with one relating to safety. The cases were investigated internally and addressed via systemic and process changes instituted in the location and changes to leadership roles. Appropriate remedial actions were taken to address the employee concerns and all inquiries raised have been closed.
Insider Trading Policy
Freshpet has an insider trading policy governing the purchase, sale and other dispositions of Freshpet’s securities that applies to all personnel of Freshpet and its subsidiaries, including directors, officers and employees and other covered persons, as well as Freshpet itself. Freshpet believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards.
Stock Ownership Guidelines for Non-Employee Directors
Stock ownership guidelines are in place for our non-employee directors to encourage significant ownership of our Common Stock by our non-employee directors and to further align the personal interests of our non-employee directors with the interests of our stockholders. Non-employee directors are expected to own Common Stock valued at an amount at least three times the cash retainer, as calculated for each calendar year on the first trading day of each calendar year.
Conflict of Interest Policy
We adopted a written Conflict of Interest Policy (“Conflicts Policy”) on February 22, 2024. The Conflicts Policy applies to each of our directors and our officers as defined by Section 16(a) of the Exchange Act (each, a “Covered Person”), all of whom are responsible for establishing a culture of accountability and for demonstrating high standards of ethical behavior expected by the Company’s customers, stockholders, employees and other third parties with whom the Company does business. The Board established the Conflicts Policy to provide the Covered Persons with written guidance on recognizing actual, or the appearance of, conflicts of interest, mechanisms to disclose and deal with potential or actual conflicts, and help in fostering a culture of honesty and accountability. Under the Conflicts Policy, all conflicts of interest, actual or potential, must be immediately disclosed to the Nominating and Governance Committee. The Board (or at the discretion of the Board, the Nominating and Governance Committee) shall determine, or designate appropriate persons to determine, appropriate actions to be taken in the event of violations of the Conflicts Policy.
Family Relationships
There are no family relationships among any of our directors and executive officers.

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 37
EXECUTIVE OFFICERS
Set forth below is the name, age (as of April 27, 2026), position and a description of the business experience of each of our executive officers (business experience for Mr. Cyr, who is both a director and executive officer, can be found in the section entitled “—Board of Directors”).

NAME	AGE	POSITION(S)
William B. Cyr	63	Chief Executive Officer and Director
Scott Morris	56	President & Co-Founder
John O’Connor	45	Chief Financial Officer
Nicola Baty	45	Chief Operating Officer
Cathal Walsh	53	Senior Vice President, Managing Director of Europe & Co-Founder
Thembeka Machaba	47	Chief Human Resources Officer
Lisa Alexander	66	General Counsel and Corporate Secretary
Nishu Patel	40	Chief Accounting Officer

President & Co-Founder
Scott Morris is a co-founder of Freshpet and has served as our President since March 2016. Mr. Morris served as our Chief Operating Officer from July 2015 to August 2024, Chief Marketing Officer from January 2014 to July 2015, and Senior Vice President of Sales and Marketing from 2010 to 2013. Mr. Morris is involved in all aspects of Company development and day-to-day operations. Prior to joining Freshpet, Mr. Morris was Vice President of Marketing at The Meow Mix Company from 2002 to 2006. Previously, Mr. Morris worked at Ralston Purina from 1990 to 2002, holding various leadership positions in Sales and Marketing, most recently Pet Food Group Director. Mr. Morris also works as an advisor and investor in several small startup consumer packaged goods companies with strong social missions and a focus to improve food and the world. Additionally, in 2020, Mr. Morris co-founded Hive Brands, an eco-friendly e-commerce retail platform for sustainable food and household goods.
Chief Financial Officer
John O’Connor joined Freshpet as Chief Financial Officer in February 2026. He previously served as Senior Vice President, Global Commercial Finance of Zoetis Inc., a global animal health company listed on the New York Stock Exchange, in 2025, and as Senior Vice President, US Commercial Finance Lead of Zoetis from 2023 to 2025. He also served as Chief Financial Officer of Thrive Pet Healthcare from 2021 to 2023. Prior to that he held various roles at Zoetis from 2012 to 2021, including as Senior Vice President and Head, Finance, U.S. Operations from 2020 to 2021 and Senior Vice President, Finance, Investor Relations and Treasury from 2016 to 2020.
Chief Operating Officer
Nicola Baty joined Freshpet as Chief Operating Officer in September 2024. She previously served as President and General Manager of Hills Pet Nutrition from August 2020 to May 2024 where she created a 5-year strategic plan, and oversaw marketing, sales, Professional Vet, Digital and Data, Finance, Demand Planning, Service & Logistics and HR. She was SVP Global Sales and General Manger for Latin America and Asia for Hills Pet Nutrition from July 2019 to August 2020. Prior to Hills, Ms. Baty was General Manager of the Nordic Region of Colgate Palmolive from October 2017 to June 2019, and General Manager of the Netherlands for Colgate Palmolive from October 2014 to October 2017. She began her career at Colgate in various customer-focused roles in Europe.
Senior Vice President, Managing Director of Europe & Co-Founder
Cathal Walsh is a co-founder of Freshpet and has served as Managing Director of Europe, previously titled Senior Vice President of Cooler Operations, since January 2011 and previously served as our Chief Operating Officer from October 2006 to January 2011. Prior to founding Freshpet, Mr. Walsh was Zone Marketing Manager at Nestlé Worldwide from 2000 to 2005 and was Marketing Manager at Nestlé Pet Care from 1996 to 2000. Mr. Walsh has over 25 years’ experience in packaged goods marketing, sales, and management, including in international food markets.
Chief Human Resources Officer
Thembeka Machaba has served as the Chief Human Resources Officer since March 2024, having joined Freshpet as Senior Vice President of Human Resources in August 2020. Ms. Machaba has over 20 years’ experience in the Manufacturing, Food & Beverage industries. Prior to joining Freshpet, Ms. Machaba was a Vice President of Global Human Resources and Organization Development at Molson Coors, a multinational beverage

DIRECTORS, EXECUTIVE OFFICERS, & CORPORATE GOVERNANCE | 38
brewing company, from January 2019 to August 2020 and Senior Director of Global Human Resources from October 2016 to December 2018. Ms. Machaba held various roles within Human Resources at Miller Coors, the North American Business unit of Molson Coors from August 2012 to October 2016. Prior to moving to the United States, Ms. Machaba served in a number of senior Human Resource roles in SABMiller, a global brewing company in South Africa beginning in 2003 to 2011. Prior to joining SABMiller, Ms. Machaba worked in a training role at AFROX, a chemical manufacturing company in South Africa. Prior to that Ms. Machaba worked at Unilever SA in various Human Resources roles.
General Counsel and Corporate Secretary
Lisa Alexander has served as General Counsel of Freshpet since December 2023 and Corporate Secretary since April 2024. Prior to joining Freshpet she was General Counsel of Perfect Day, a food technology start-up, from February 2022 to January 2023, and VP, Sr Transactions Counsel of Amyris, a Nasdaq-listed synthetic biology company from May 2019 to February 2022. Ms. Alexander served as General Counsel to the Americas of Firmenich, a major flavor and fragrance house, from March 2007 to December 2018, and prior to that held various senior legal roles at InterDigital from January 1995 to March 2007. She began her career as a securities and M&A attorney in major New York City and Philadelphia law firms.
Chief Accounting Officer
Nishu Patel has served as Chief Accounting Officer since April 2024. Previously, Ms. Patel served as Vice President, Corporate Controller, from June 2023 to March 2024. Prior to joining Freshpet, Ms. Patel accumulated fifteen years of experience in public and private company financial statement audits from her tenure at Ernst & Young LLP. Ms. Patel is a CPA, holds an MBA in Accounting and a Bachelor of Arts in Psychology.
Stock Ownership Guidelines
Stock ownership guidelines are in place for our senior executive officers (or “Covered Persons”)—including our NEOs—to encourage significant ownership of our Common Stock by our senior executives and to further align the personal interests of our senior executives with the interests of our stockholders. These stock ownership guidelines require (i) our CEO to own Common Stock valued at four times annual base pay, (ii) our NEOs, other than our CEO, to own Common Stock valued at three times annual base pay, and (iii) our other senior executive officers to own Common Stock valued at up to two times annual base pay, based on seniority.
Covered Persons are required to achieve their respective levels of stock ownership within the later of five years of the date they enter the listed positions or the date the stock ownership guidelines were adopted. If a Covered Person is not in compliance with the stock ownership guidelines, the Covered Person will be required to retain at least 50% of the Covered Person’s vested stock options and vested stock units granted pursuant to a stock incentive plan of the Company. If the Covered Person falls below the stock ownership guidelines solely as a result of a decline in the value of our Common Stock, the Covered Person will have a period of 12 months within which to increase such Covered Person’s stock ownership to meet the stock ownership guidelines. Notwithstanding the terms of the stock ownership guidelines, Covered Persons may sell or otherwise dispose of shares of our Common Stock to (a) pay the exercise price of Company stock options in a net-share stock option transaction; and (b) satisfy any applicable tax withholding obligations due in connection with the exercise of options or the vesting or payment of any restricted stock units. If the stock ownership guidelines place a hardship on a Covered Person, the Compensation Committee is empowered to develop an alternative stock ownership guideline for a Covered Person that reflects both the intention of the stock ownership guidelines and the personal circumstances of the Covered Person.

EXECUTIVE COMPENSATION | 40
COMPENSATION DISCUSSION & ANALYSIS
This section explains Freshpet’s compensation philosophy and discusses our compensation framework and programs, including the decisions that drove compensation for our named executive officers (“NEOs”) in 2025 and created alignment with long-term stockholder value. Our Compensation and Human Capital Management Committee of the Board (referred to in this CD&A as the “Committee” or “Compensation Committee”) is comprised exclusively of independent, non-employee directors and is responsible for decisions relating to compensation of the Company’s NEOs.
Named Executive Officers
The Company’s NEOs for 2025 are listed below:

NAME	PRINCIPAL POSITION(S)
William B. Cyr	Chief Executive Officer (CEO)
Scott Morris	President and Co-Founder (President)
Nicola Baty	Chief Operating Officer (COO)
Thembeka Machaba	Chief Human Resources Officer (CHRO)
Ivan Garcia(1)	Interim Chief Financial Officer (Interim CFO)
Todd Cunfer(2)	Former Chief Financial Officer (Former CFO)

(1)
Mr. Garcia was appointed as Interim Chief Financial Officer effective October 17, 2025. Mr. Garcia was subsequently appointed as Senior Vice President, Finance following the appointment of Mr. John O’Connor as Chief Financial Officer, effective in each case as of February 9, 2026.

(2)	Mr. Cunfer resigned from Freshpet effective October 17, 2025.
EXECUTIVE SUMMARY
•	Say-on-pay approval of over 97% in 2025 indicated continued support for our executive compensation program.
•
2025 was a challenging year for the pet food industry, and Freshpet was not immune to swings in consumer and market sentiment. Despite industry headwinds, we exceeded $1 billion in Net Sales for the first time, reflecting 13% growth, including 12% volume-driven growth. We also generated positive cash flow and delivered 20 basis points of gross margin expansion and 21% growth in Adjusted EBITDA.(1)

•
This performance, along with target achievement against our Responsible Business Goals, resulted in 2025 annual incentives being earned at 26.02% of target. There were no performance equity awards vesting for periods concluding in 2025. December 2020 stock options that vested and became exercisable in December 2024 had no intrinsic value at year end.

•
Target pay opportunities were increased for NEOs, reflecting a combination of merit and market adjustments to keep pace with our size and performance, and to recognize the value and contributions of our executives.

•
In 2025, the Company transitioned away from a legacy long-term incentive model of front-loaded performance- and service-vested stock options to annual equity grants in an equal mix of Performance Stock Units (PSUs) and Restricted Stock Units (RSUs). This updated approach is designed to maintain strong alignment between executives and our stockholders, incentivize performance over multiple overlapping periods in a more volatile operating and regulatory environment, encourage retention, and enhance our market competitiveness.

•	In connection with the transition from front-loaded awards to annual grants, the Committee approved transitionary retention PSU and RSU awards to certain of our NEOs in light of their limited unvested
(1)
See “Non-GAAP Financial Measures” in Appendix A for a reconciliation of all non-GAAP measurements to the most directly comparable U.S. GAAP measure and a description of how the non-GAAP numbers are calculated from our audited financial statements.

EXECUTIVE COMPENSATION | 41
equity, which the Committee determined could pose a talent and leadership stability risk. Ms. Baty was subsequently added to the program on terms broadly consistent with the other participating NEOs, in light of the material decline in the value of her make-whole awards relative to the value she forfeited to join Freshpet.
•
Following Mr. Cunfer’s resignation to join a large food company in October 2025, the Company appointed Mr. Garcia to serve as Interim CFO. The Committee approved a special RSU award for Mr. Garcia on his appointment as Interim CFO, which award was granted and effective as of October 17, 2025.

•	Upon Mr. O’Connor’s appointment as CFO on February 9, 2026, Mr. Garcia stepped down to serve as Senior Vice President, Finance.

NAVIGATING THE CD&A
An Overview of Freshpet’s Compensation Philosophy	Starting on page 41
Effective Oversight of Executive Compensation	Starting on page 43
Elements Of Executive Compensation For 2025	Starting on page 45
Additional Information	Starting on page 50

AN OVERVIEW OF FRESHPET’S EXECUTIVE COMPENSATION PHILOSOPHY
Executive Compensation Philosophy
Our compensation philosophy is designed to foster entrepreneurship at all levels of the organization, with a focus on employee value creation and retention. We align executive compensation with stockholder interests by making long-term, equity-based incentive opportunities a meaningful component of executive compensation and by basing compensation decisions on financial objectives that our Board believes drive long-term stockholder value. A key objective of our executive compensation program is to attract, motivate and retain talented and experienced executives who are positioned to achieve or exceed our short-term and long-term corporate goals in a high-growth environment. Our executive compensation program is designed to reinforce a strong pay-for-performance orientation and to achieve the following:
•	to reward our NEOs for sustained financial and operating performance and strong leadership;
•	to align our NEOs’ interests with those of our stockholders; and
•	to encourage NEOs to remain with Freshpet for the long-term.
Underpinning our compensation philosophy is the belief that Freshpet is a growth company with the potential to have a significant impact on the pet food industry. We believe that achieving that potential drives value creation for our stockholders and that our incentive awards should reflect that.
Executive Compensation Policies and Practices
The Compensation Committee and/or the Board has adopted policies and practices that are designed to promote alignment with stockholders, reinforce long-term decision-making, and mitigate compensation-related risk, including the following:
•	Use of performance-based compensation to enhance pay-for-performance
•	Caps on incentive plan payouts to limit excessive outcomes and support risk management
•	Use of market-informed benchmarking to inform compensation decisions
•	Annual risk assessment of compensation programs and policies
•	Limited use of perquisites and other benefits
•	Ongoing stockholder engagement on executive compensation matters
•	Stock ownership guidelines applicable to officers and independent directors
•	Prohibition on hedging and pledging
•	Recoupment provisions in the event of restatement

EXECUTIVE COMPENSATION | 42
•	Double-trigger change-in-control provisions
•	No excise tax gross-ups in connection with change-in-control arrangements
Our compensation philosophy is achieved in part through the following means:

PHILOSOPHICAL OBJECTIVE	HOW WE ACHIEVE IT
Align stockholder and management interests
•
Award a significant portion of executive compensation in the form of equity awards
•
71% of the CEO’s target direct compensation (base salary, target annual incentive and target annual long-term incentive value) was delivered in equity in 2025, with an average of 42% for the other NEOs (excluding Mr. Garcia, given the interim nature of his role); starting in 2025, half of the target annual equity value for NEOs other than Mr. Garcia is delivered in the form of PSUs

Encourage teamwork
•
Use the same annual incentive financial metrics and goals for all bonus eligible employees (accounting for 90% of the NEOs’ opportunity and 100% of the opportunity for other eligible employees).
•
Grant equity widely, with over 1,000 Freshpet employees receiving awards in 2025.

Align pay and performance	• Establish goals that require meaningful multi-year growth for any payment to be earned, aligned with Freshpet’s long-term strategic plan as approved by the Board
Incentivize growth	• Set appropriately aggressive goals with a focus on net sales and profitability
Compete effectively for talent	• Utilize data from a compensation peer group to provide contextual data on pay levels and practices at comparably-sized companies in similar industries

Executive Compensation Framework Overview
Our executive compensation program has three core elements which are reviewed, but not necessarily adjusted, annually: salary, an annual incentive, and long-term equity compensation. These distinct elements are used to reinforce a strong pay-for-performance orientation, tying a significant portion of total compensation to short-term and long-term financial and strategic goals. The level of each compensation element is informed by an executive’s performance, tenure, experience and scope of responsibilities, in addition to internal equity considerations. The Compensation Committee has not adopted any policies or guidelines for allocating compensation between these different elements. The following table summarizes the key objectives and features of these three core elements, and how our approach to long-term equity compensation changed in 2025.

EXECUTIVE COMPENSATION | 43

CORE ELEMENT	OBJECTIVE	KEY FEATURES
Salary	Provides a fixed element of pay that reflects the role’s scope of responsibilities and value to the organization	• Increases, if any, usually take effect in the first quarter
Annual incentive	Provides a variable element of pay that incentivizes leadership and contributions that support the achievement of our annual performance goals
•
Annual performance-based cash incentive with target opportunities expressed as a percentage of base salary
•
Earned based on Net Sales and Adjusted EBITDA metrics (accounting collectively for 90% of the payout) and Responsible Business Goals (10%) covering quantifiable risks

Long-term equity compensation	Provides a variable element of pay that incentivizes leadership and contributions that support the achievement of our long-term performance goals, while also encouraging continued employment
•
From 2025, equity is issued in the form of annual grants, comprised of PSUs and RSUs
–
PSUs vest based on cumulative Net Sales, average Adjusted EBITDA Margin and relative total shareholder return (“TSR”) goals, measured over three years
–
RSUs vest in equal tranches on the first, second and third anniversary of the date of grant, subject to the recipient’s continued service

EFFECTIVE OVERSIGHT OF EXECUTIVE COMPENSATION
Role of the Compensation Committee and Management
The Compensation Committee is responsible for, among other matters: (1) reviewing executive-level compensation goals, policies, plans and programs; (2) reviewing and approving the compensation of our directors, Chief Executive Officer and other executive officers; (3) overseeing the Company’s employee benefit plans, policies and strategies related to talent, leadership, diversity and culture; (4) developing succession plans for the Chief Executive Officer and overseeing succession planning for other executive officers; (5) overseeing the Company’s Compensation Recoupment Policy; and (6) administering our stock plans and other incentive compensation plans.
The Committee annually reviews pay for each of our NEOs in conjunction with performance evaluations, salary increase recommendations, annual incentive payments, long-term equity compensation and consideration of retention risk. While none of the NEOs has any role in approving their own compensation, the Committee considers the views and recommendations of our CEO in setting compensation levels for NEOs other than himself. The Compensation Committee solely determined the compensation of our CEO with input from its independent compensation advisor.
The Compensation Committee is permitted to select and retain its own independent compensation consultant and has routinely sought the advice of an independent compensation consultant regarding our executive compensation practices. WTW has been engaged to advise the Committee since 2024, and in addition to attending meetings, provided support on matters including long-term incentive design, executive officer and director compensation, executive severance programs and regulatory updates in 2025. The Compensation Committee evaluates WTW’s independence annually and concluded that WTW was independent in 2025.

EXECUTIVE COMPENSATION | 44
Consideration of Say-on-Pay Results and Investor Views
As part of its review process, the Committee considers whether our executive compensation program is aligned with the interests of our stockholders. This includes consideration of the annual advisory “say-on-pay” vote, which last year attracted the support of over 97% of the votes cast. Reinforced by this support, the Compensation Committee determined that the Company’s executive compensation philosophy, objectives and elements continued to be appropriate.
Compensation Peer Group Data
The Compensation Committee maintains a compensation peer group which provides contextual data on external practices to inform discussions and decisions on executive pay. In assessing the peer group composition, consideration is given to a range of factors including revenue, market capitalization, growth trajectory, industry and geographic reach. Given the limited number of listed and standalone pet-food companies, the group includes packaged food and broader branded consumer goods companies with similar characteristics to Freshpet. No changes were made for 2025.

BellRing Brands, Inc. (BRBR)	Medifast, Inc. (MED)
Beyond Meat, Inc. (BYND)	Nature’s Sunshine Products, Inc. (NATR)
Celsius Holdings, Inc. (CELH)	PetIQ, Inc. (PETQ)(1)
Central Garden & Pet Company (CENT)	SunOpta Inc. (STKL)
Farmer Bros. Co. (FARM)	The Simply Good Foods Company (SMPL)
John B. Sanfilippo & Son, Inc. (JBSS)	Utz Brands, Inc. (UTZ)
Lancaster Colony Corporation (LANC)	Vital Farms, Inc. (VITL)
Lifecore Biomedical, Inc. (LFCR)	YETI Holdings, Inc. (YETI)
(1)	PetIQ data was included in the analyses used to inform 2025 compensation decisions prior to its delisting.
We target the total compensation amount for each of our NEOs to be competitive with similarly situated executives within our compensation peer group. We deliberately target a higher percentile within the benchmark peer group for strategically important roles to help us attract, motivate and retain executives who are crucial to the achievement of our short-term and long-term goals. We also believe that this compensation structure will help us to achieve our objectives of aligning our NEOs’ interests with the interests of our stockholders and encouraging our successful NEOs to remain with us for the long-term.
Managing Compensation Risk
The company maintains various policies and practices to promote long-term thinking aligned with the interests of our stockholders. These are summarized below.
Compensation Risk Assessment
As part of the Committee’s review and approval of our compensation philosophy and strategy, the Committee reviews our executive compensation policies and practices to assess whether such policies and practices could lead to excessive risk-taking behavior. Having reviewed and discussed a summary prepared by management that considered pay structure, the balance of incentive vehicles, the performance metrics and goals applicable to executive incentive awards, risk mitigation policies (including those discussed below) and Committee oversight, we concluded that the compensation plans, programs, or arrangements do not create risks that are reasonably likely to have a material adverse effect on Freshpet.
Insider Trading Policy and Policies Against Hedging, Pledging and Speculative Transactions
The Company maintains an Insider Trading Policy that applies to each director, officer and employee of the Company, as well as consultants and contractors and certain other affiliates of such persons who have access to material nonpublic information. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Our Insider Trading
Policy further prohibits persons covered by the policy from engaging in short sales, speculative transactions,

EXECUTIVE COMPENSATION | 45
including limit orders or transactions in derivative securities, hedging or pledging transactions. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Compensation Recoupment
The Company maintains a Compensation Recoupment Policy (“Clawback Policy”), which is effective for certain compensation received by Covered Officers (as defined in the Clawback Policy) on or after October 2, 2023, and is consistent with the requirements of the SEC’s final compensation clawback rules under the Dodd-Frank Act and the Nasdaq listing standards. The Clawback Policy requires recoupment of excess incentive-based compensation paid to Covered Officers if the excess amounts were based on material noncompliance with any financial reporting requirement that causes an accounting restatement, without regard to any fault or misconduct, and provides for discretionary recovery in the event it is determined such an officer has engaged in misconduct. A copy of the Clawback Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2025. No clawback-related actions pursuant to the Clawback Policy were required in 2025.
Stock Ownership Guidelines
The Company maintains guidelines that require senior executives to accumulate and maintain a significant ownership stake in Freshpet, to further align their personal interests with those of our stockholders. Covered individuals have five years to achieve stock ownership in accordance with their respective guideline from when it becomes applicable to them. If an individual does not achieve their respective ownership guideline within the required time frame, they are required to retain at least 50% of their equity awards on vesting. Compliance is assessed annually based on the fair market value on the first trading day of each calendar year. All NEOs are currently in compliance with their applicable guidelines or progressing towards them within the required time frame. If an executive falls below the required guideline as a result of a decline in the value of our Common Stock, they will have 12 months within which to come back into compliance.

ROLE	OWNERSHIP REQUIREMENT (% OF SALARY)
CEO	400%
Other NEOs	300%

Individuals are permitted to sell or otherwise dispose of shares of our Common Stock to (a) pay the exercise price of Company stock options in a net-share stock option transaction; and (b) satisfy any applicable tax withholding obligations due in connection with the exercise of options or the vesting or payment of any restricted stock units. The Compensation Committee is empowered to develop an alternative guideline for an executive in hardship situations, which reflects the intent of the guidelines and presenting circumstances.
ELEMENTS OF EXECUTIVE COMPENSATION FOR 2025
Salary
Salaries are determined by the Compensation Committee with reference to an executive’s experience, skills, knowledge, and scope of responsibilities. After a record 2024, the Committee approved the following salaries for 2025, with increases ranging from 4.0% - 5.9%, effective March 1, 2025. Mr. Garcia’s salary increase became effective upon his appointment as Interim CFO on October 17, 2025.

OFFICER	2024	2025	CHANGE
William B. Cyr	$680,000	$720,000	+5.9%
Scott Morris	$555,000	$577,000	+4.0%
Nicola Baty	$525,000	$547,000	+4.2%
Thembeka Machaba	$410,000	$430,000	+4.9%
Ivan Garcia(1)	n/a	$341,215	n/a
Todd Cunfer	$525,000	$550,000	+4.8%

(1)	Reflects annualized 2025 salary determined at appointment.

EXECUTIVE COMPENSATION | 46
In approving Mr. Cyr’s increase, the Committee considered his individual performance during the year and a focus on closing a gap to market which had emerged given limited adjustments since being appointed as CEO in 2016. Increases approved for other NEOs took into account individual performance, role criticality and market data.
Annual Incentive Awards
We provide our NEOs with an annual incentive opportunity, which can be earned based on the achievement of pre-established quantitative goals linked to our financial and operational performance. Target opportunities were unchanged for 2025, with the maximum payout capped at 250% of target.

OFFICER	2025
William B. Cyr	100%
Scott Morris	70%
Nicola Baty	60%
Thembeka Machaba	60%
Ivan Garcia(1)	40%
Todd Cunfer(2)	70%

(1)	Mr. Garcia’s opportunity is applied to his base salary in effect following his appointment to Interim CFO.
(2)	Mr. Cunfer did not receive an annual incentive award for 2025 due to his resignation.
Each year the Committee reviews the annual incentive performance metrics to ensure they align with the Company’s current financial and strategic goals. Financial metrics account for most of the opportunity and apply to all eligible plan participants, including our NEOs. This ensures outcomes are aligned with successfully meeting financial expectations during the year. NEOs also have a portion of their annual incentive tied to quantitative Responsible Business Goals, which represent risk factors for Freshpet, successful management and oversight of which will contribute to our ability to create long-term stockholder value. The following metrics, goals and outcomes were approved for 2025 with actual performance resulting in a payout of 26.02% of target (10.4% of the maximum opportunity) for our NEOs.

	PERFORMANCE GOALS
	WEIGHT(1)	THRESHOLD	TARGET	MAXIMUM	ACTUAL
Net Sales (millions)(2)	45%	$1,076.0	$1,195.0	$1,250.0	$1,102.2
Adjusted EBITDA before bonus accrual (millions)(2)(3)	45%	$211.6	$235.1	$270.0	$199.7
Responsible Business Goals (points)	10%	3	6	9	6

(1)
Weighting at target. Financial metrics are scored on an interdependent matrix which means the relative weighting is not equal at all points on the spectrum of potential payout opportunities from 0% - 250% of target. Achieving maximum on both metrics would equate to a score of 258.3% of target, which would be reduced to the cap of 250% of target.

(2)
See “Non-GAAP Financial Measures” in Appendix A for a reconciliation of all non-GAAP measurements to the most directly comparable U.S. GAAP measure and a description of how the non-GAAP numbers are calculated from our audited financial statements.

(3)
The Compensation Committee defines “Adjusted EBITDA before bonus accrual” as Adjusted EBITDA for the year, prior to the payment of annual incentive awards. As a result, Adjusted EBITDA before bonus accrual as used by the committee was higher by approximately $4.2 million than the Adjusted EBITDA as reported in our Form 10-K (the total amount of the annual incentive award for 2025).

Financial Element
The financial element continued to be based on Net Sales and Adjusted EBITDA before bonus accrual, which are key metrics used by our investors in assessing our performance. For each metric, the Committee approved a matrix of threshold, target, and maximum goals, with the progression and dependency based on the economic value added or lost by stockholders due to the associated over or under performance. At target, both metrics are equally weighted and would attract a payout of 100% of an eligible participant’s target. The progression from threshold to maximum is non-linear, with the lowest payout opportunity (other than 0% for not achieving threshold goals on either metric) at 17.8% of target.

EXECUTIVE COMPENSATION | 47
Responsible Business Goals Element
Our NEOs have 10% of their target opportunity tied to the achievement of quantitative Responsible Business Goals. The Committee believes that successful management, oversight and risk mitigation in these areas contributes to our long-term success, particularly as a high-growth company. In 2025 these metrics were simplified to focus on three key employee-related priorities: employee satisfaction, employee safety, and employee retention. Goals were established with reference to prior year performance and industry benchmarks. Each metric can score up to three points: one point for achieving threshold, two for achieving target, and three for achieving maximum.

	PERFORMANCE GOALS
RESPONSIBLE BUSINESS GOAL	WEIGHT	THRESHOLD	TARGET	MAXIMUM	ACTUAL
Employee Satisfaction Based on employee net promoter score	33%	7.60 - 8.19	8.20 - 8.49	8.50	7.90
Employee Safety(1) Based on total reportable incident rate	33%	4.40 - 3.28	3.27 - 2.52	2.51	2.54
Employee Retention(2) Based on total employee turnover	33%	20% - 23%	17% - 19%	16.9%	15.35%

(1)	An OSHA reportable incident that results in the death or disabling injury, would result in a goal failure and no points for the Employee Safety metric.
(2)	Excludes any business-initiated reduction in force terminations.
This performance resulted in six out of a possible nine points being achieved, equating to a target payout in respect of the Responsible Business Goals element.

POINTS	<3	3	4	5	6	7	8	9
Payout (% of target)	0%	20%	40%	80%	100%	150%	200%	250%

Approved payouts
The Committee reviewed the calculated performance score relative to the pre-established goals and approved the resulting 26.02% of target payout, which it assessed to be representative of underlying performance.

OFFICER	APPROVED PAYOUT
William B. Cyr	$187,344
Scott Morris	$105,095
Nicola Baty	$85,398
Thembeka Machaba	$67,132
Ivan Garcia	$35,514
Todd Cunfer(1)	$—

(1)	Mr. Cunfer was not eligible to receive an annual incentive for 2025 performance given his resignation.
Long-Term Equity Compensation
We believe that equity compensation provides our executive officers with a strong link to sustainable performance, creates an ownership culture, and helps to align the interests of our executives and our long-term stockholders. Awards with time-based vesting features also promote executive retention, as they incentivize our executive officers to remain employed with us for the applicable vesting period.
In 2025, the Company transitioned away from a legacy long-term incentive model of front-loaded performance- and service-vested stock options to annual equity grants in an equal mix of PSUs which are adjusted by a relative TSR modifier and RSUs. This go-forward model is designed to maintain strong alignment between executives and our stockholders, incentivize performance over multiple overlapping periods in a more volatile operating and regulatory environment, encourage retention, and enhance our market competitiveness.

EXECUTIVE COMPENSATION | 48
The Compensation Committee approved the following target values for the awards made in March 2025.

OFFICER	2025 APPROVED EQUITY TARGET VALUE(1)
William B. Cyr	$3,600,000
Scott Morris	$870,000
Nicola Baty	$683,750
Thembeka Machaba	$300,000
Ivan Garcia(2)	$77,497
Todd Cunfer(3)	$825,000

(1)
In determining the number of PSUs and RSUs to award, each NEO’s target value is converted by multiplying the total value by the applicable vehicle weighting, and dividing by the closing price of the Company’s Common Stock (i) on the grant date for RSUs and (ii) by the average closing value over the previous five days, inclusive of the grant date, for PSUs.

(2)
Mr. Garcia was granted RSUs during our annual grant process in March 2025. As this award was granted prior to his appointment as Interim CFO, his grant was 100% time-based RSUs vesting equally over three years.

(3)
Mr. Cunfer forfeited his 2025 PSU and RSU awards on his resignation, in addition to his other unvested RSUs granted in prior years. In accordance with applicable reporting requirements, the grant date fair value of Mr. Cunfer’s 2025 awards is included in the Summary Compensation Table despite their subsequent forfeiture.

Performance Stock Units
PSUs can be earned based on two equally weighted financial performance metrics that assess our top-line growth and profitability, both key drivers of shareholder value. The final outcome also reflects the application of a relative TSR modifier which assesses our success in creating value versus other investment opportunities.
The Compensation Committee approved three-year goals informed by our long-range plan. The Net Sales metric is assessed on a cumulative basis, while Adjusted EBITDA Margin is based on final year performance in support of our long-term focus on margin enhancement. The Committee approved threshold, target, and maximum performance goals for each metric. For competitive reasons, we are not disclosing the specific goals at this time and instead will disclose them following the conclusion of the three-year performance period. The relative TSR modifier is determined based on our performance against the Russell 3000 Food & Beverage constituents on the date of grant as follows:

METRIC	WEIGHT	THRESHOLD	TARGET	MAXIMUM
Three-year cumulative Net Sales	50%	50% payout	100% payout	200% payout
2027 Adjusted EBITDA Margin	50%	50% payout	100% payout	200% payout
Relative TSR Modifier	Modifier	Bottom quartile 0.75x	Between the 25th and 75th percentiles 1.0x	Top quartile 1.25x

Performance in respect of each of the financial metrics is calculated independently. There is no payout for performance below threshold, and for performance between goals, the associated payout will be calculated on a straight-line basis. Following the application of the relative TSR modifier, the maximum potential payout is 250% of target.
Restricted Stock Units
RSUs vest ratably in equal annual installments, typically on the first, second and third anniversary of the date of grant, subject to the recipient’s continued service.

EXECUTIVE COMPENSATION | 49
Other Compensation
2025 Retention Awards
Effective January 3, 2025, the Committee approved the grant of performance- and time-based retention awards to Mr. Cyr, Mr. Morris and Ms. Machaba. In determining whether to award these grants, the Committee considered that, as of January 1, 2025, each of these three NEOs had no unvested equity awards with retentive power, as a result of their last equity grants having been made in 2020, and the performance and service periods for such awards having concluded on December 31, 2024. The Committee believes that each of these executives has been critical to generating significant value creation for the Company and its stockholders, and accordingly, that their retention will be a key driver for the Company’s continued success and future growth.
Effective December 8, 2025, the Committee approved a retention grant to Ms. Baty on similar terms as the other NEO participants. The Committee considered that Ms. Baty had joined the Company with an inducement equity package intended to provide multi-year alignment and retention with a value commensurate to what she forfeited to join Freshpet. Due to market-driven valuation changes, the current value of those awards substantially decreased. The Committee believes that by providing Ms. Baty with additional equity designed to reinforce retention, drive focus on long-term performance, and appropriately recognize the strategic responsibilities of this role within the executive team, this award will maintain continuity of the Company’s leadership and ensure strong alignment with stockholders.

OFFICER	GRANT DATE	GRANT DATE VALUE	PSUS	RSUS
William B. Cyr	1/3/2025	$8,000,000	50%	50%
Scott Morris	1/3/2025	$4,000,000	50%	50%
Thembeka Machaba	1/3/2025	$2,403,750	50%	50%
Nicola Baty	12/8/2025	$1,750,820	50%	50%

Subject to such NEO’s continued employment as of the applicable vesting date, the RSUs shall vest in equal amounts on the first, second and third anniversaries of the date of grant, with Ms. Baty’s RSUs scheduled to vest in two equal annual installments beginning January 3, 2027. The PSUs will vest based upon the achievement of two equally weighted performance metrics: three-year cumulative Net Sales (the goals of which are consistent with the threshold, target and maximum used for the annual grants described above) and three-year average Adjusted EBITDA Margin. Achieving the respective threshold goals would result in 80% of the target number of PSUs vesting, and achieving the maximum goal or higher would result in 120% of the target number of PSUs vesting. For competitive reasons, we are not disclosing the specific goals at this time and instead will disclose them following the conclusion of the three-year performance period. In addition, each NEO must remain employed by the Company as of the applicable vesting date, and awards are subject to double-trigger vesting provisions in the event of a qualifying termination following a change in control of the Company. There are no provisions that permit vesting in connection with executive retirement.
Interim Appointment of Mr. Garcia
Effective October 17, 2025, Mr. Garcia was appointed as the Interim CFO following Mr. Cunfer’s resignation. In addition to the core elements of Mr. Garcia’s compensation described above, in connection with his appointment, the Board approved a one-time award of 3,000 RSUs, which are eligible to vest on the first anniversary of the date of grant. Mr. Garcia’s award had a grant date fair value of $155,160.
Appointment of Mr. O’Connor
Effective February 9, 2026, Mr. O’Connor was appointed as the CFO, at which time Mr. Garcia stepped down from his role as Interim CFO and assumed a role as Senior Vice President, Finance within the Company.
In connection with Mr. O’Connor’s appointment, the Committee approved an annual salary of $525,000, a target annual incentive opportunity of 70% of salary, and an annual target long-term incentive award opportunity of at least 150% of salary. Additionally, in accordance with the Nasdaq Marketplace Rules, the Committee approved an inducement award of 7,500 RSUs which will vest on the first, second and third anniversaries of the date of grant, subject to Mr. O’Connor’s continued service with the Company.

EXECUTIVE COMPENSATION | 50
Benefits
NEOs are eligible for the following benefits on a similar basis as our other eligible employees:
•	participation in a 401(k) retirement savings plan (or 401(k) Plan);
•	health, dental, and vision insurance;
•	paid time off including vacation, personal holidays, and sick days;
•	life insurance and supplemental life insurance; and
•	short-term and long-term disability insurance.
All US-based employees, including our NEOs, are eligible to participate in the 401(k) Plan beginning on the first day of the month after their employment begins. The 401(k) Plan includes a deferral feature under which a participant may elect to defer his or her compensation up to the statutorily prescribed IRS limits. The Company matches participant contributions up to 4% of the participant’s annual eligible earnings. The Company does not maintain any other pension plans or non-qualified deferred compensation plans for the benefit of our employees or other service providers.
ADDITIONAL INFORMATION
Termination Practices and Policies
The Company maintains the “Freshpet, Inc. Key Executive Severance Plan” (the “Plan”) which was approved by the Committee and became effective in 2024. The Plan sets out standardized and clear termination provisions, and does not provide for single-trigger vesting on a change in control or tax gross-up payments. All Freshpet NEOs currently participate in the Plan. A copy of the Plan is filed as Exhibit 10.26 to our Annual Report on Form 10-K for the year ended December 31, 2025.
See Potential Payments Upon Termination or Change in Control section for additional information.
Accounting Considerations
We consider the accounting impact reflected in our financial statements when establishing the amounts and forms of executive compensation. The forms of compensation that we select are intended to be cost-efficient. We account for all awards settled in equity in accordance with FASB ASC Topic 718, under which the fair value of the grant, net of estimated forfeitures, is expensed over the service/vesting period based on the number of options, shares, or units, as applicable, that vest. The estimated payout amount of performance awards, along with any changes in that estimate, is recognized over the performance period. Our ultimate expense for performance awards will equal the value earned by and paid to the award recipients.

EXECUTIVE COMPENSATION | 51
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report.

THE COMPENSATION COMMITTEE OF FRESHPET, INC.
Daryl G. Brewster (Chair)	Jacki S. Kelley	David J. West

freshpet
SELECT
fresh from the kitchen
HOME COOKED CHICKEN RECIPE
FRESH

EXECUTIVE COMPENSATION | 52
EXECUTIVE COMPENSATION TABLES
2025 SUMMARY COMPENSATION TABLE
The following table sets forth the compensation for 2025 for each NEO. Compensation information for 2024 and 2023 is presented for individuals who were also our NEOs in those years.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
William B. Cyr(5) Chief Executive Officer	2025	712,308	11,599,846(6)	—	187,344	14,000	12,513,498
	2024	668,462	—	—	1,584,400	13,800	2,266,662
	2023	620,000	—	—	980,685	13,200	1,613,885
Scott Morris President and Co-Founder	2025	572,769	4,869,919(6)	—	105,095	14,000	5,561,783
	2024	550,192	—	—	905,205	13,800	1,469,197
	2023	526,154	—	—	529,470	13,200	1,068,824
Nicola Baty Chief Operating Officer	2025	542,769	2,434,506(7)	—	85,398	14,000	3,076,673
	2024	266,860	2,310,791	—	381,568	550,000	3,509,219
Thembeka Machaba Chief Human Resources Officer	2025	426,154	2,343,649(6)	—	67,132	14,000	2,850,935
	2024	401,346	—	—	781,625	13,800	1,196,771
	2023	360,192	—	—	243,090	5,277	608,559
Ivan Garcia Chief Financial Officer (Interim)	2025	304,819	674,167(8)	—	35,514	13,665	1,028,165
Todd Cunfer Chief Financial Officer (Former)	2025	460,577	824,859(9)	—	—	14,000	1,299,436
	2024	520,192	749,911	—	856,275	13,800	2,140,178
	2023	500,000	608,027	—	499,500	13,200	1,450,283

(1)	Amounts reflect base salary earned during the year, including any amounts voluntarily deferred under our qualified 401(k) plan.
(2)
Amounts reflect the aggregate grant date fair value of RSUs granted in the year computed in accordance with FASB ASC Topic 718 and are based on the valuation assumptions described in Note 11 to our consolidated financial statements included in our Annual Report.

(3)
Amounts reflect cash awards earned by our NEOs under the Company’s annual incentive plan and with respect to Responsible Business Goals established for executives. Please see “Annual Incentive Awards” in the CD&A above for further information about our annual incentive plan.

(4)	Amounts reflect matching Company contributions under our 401(k) plan.
(5)	Mr. Cyr also serves as a member of the Board but does not receive any additional compensation for his service as a director.
(6)
The amounts reflect the aggregate grant date fair value of awards granted pursuant to our 2025 LTIP, determined in accordance with FASB ASC 718. During 2025, Mr. Cyr, Mr. Morris, and Ms. Machaba received two awards, one granted in January 2025, and one granted in March 2025, each consisting of 50% RSUs and 50% PSUs. The grant date fair value of the RSUs for both awards was determined in accordance with FASB ASC 718 based on the closing stock price per share on the applicable grant dates. For the January 2025 award, the PSUs are not subject to a relative TSR market condition, and the grant date fair value was determined based on the closing stock price per share on the grant date. For the March 2025 award, the PSUs are subject to a relative TSR market condition, and the grant date fair value was determined using a Monte Carlo simulation model in accordance with FASB ASC 718. The value of the PSU award granted in March 2025 at the grant date, assuming achievement of the maximum performance level of 250%, would have been $4,499,926 for Mr. Cyr, $1,087,399 for Mr. Morris, and $374,918 for Ms. Machaba.

(7)
The amounts reflect the aggregate grant date fair value of awards granted pursuant to our 2025 LTIP, determined in accordance with FASB ASC 718. During 2025, Ms. Baty received two awards, one granted in March 2025, and one granted in December 2025, each consisting of 50% RSUs and 50% PSUs. The grant date fair value of the RSUs for both awards was determined in accordance with FASB ASC 718 based on the closing stock price per share on the applicable grant dates. For the March 2025 award, the PSUs are subject to a relative TSR market condition, and the grant date fair value was determined using a Monte Carlo simulation model in accordance with FASB ASC 718. The value of the PSU award granted in March 2025 at the grant date, assuming achievement of the maximum performance level of 250%, would have been $2,509,961 for Ms. Baty. For the December 2025 award, the PSUs are not subject to a relative TSR market condition, and the grant date fair value was determined based on the closing stock price per share on the grant date.

(8)	The grant date fair value of the RSUs was determined in accordance with FASB ASC 718 based on the closing stock price per share on the applicable grant date.
(9)
The amount reflects the grant date fair value of awards granted pursuant to our 2025 LTIP, determined in accordance with FASB ASC 718. The 2025 LTIP award was granted with 50% RSUs and 50% PSUs based on relative TSR. The grant date fair value of the RSUs was

EXECUTIVE COMPENSATION | 53
determined in accordance with FASB ASC 718 based on the closing stock price per share on the applicable grant date. For the portion of the PSUs to be earned based on relative TSR, the grant date fair value was based on a Monte Carlo simulation value as required by FASB ASC 718. The value of the PSU award at the grant date, assuming achievement of the maximum performance level of 250%, would have been $1,031,026 for Mr. Cunfer. These awards were forfeited upon Mr. Cunfer’s resignation from the Company.
2025 GRANTS OF PLAN-BASED AWARDS
The following table sets forth certain information with respect to grants of plan-based awards to our NEOs during 2025. Please see “Annual Incentive Awards” in the CD&A above for additional information about the non-equity incentive plan awards reflected in the table below. Please see the “2025 Outstanding Equity Awards at Fiscal Year-End” table below for additional information about the vesting parameters that are applicable to equity awards reflected in the table immediately below.

Name	Award Type (2)	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
William B. Cyr	Annual Incentive	—	0	720,000	1,800,000	—	—	—	—	—	—	—
	RSU	3/11/2025	—	—	—	—	—	—	21,484(3)	—	—	1,799,930(4)
	PSU(5)	3/11/2025	—	—	—	9,938(6)	19,876	49,690	—	—	—	1,799,971(7)
	RSU	1/3/2025	—	—	—	—	—	—	27,716(8)	—	—	3,999,973(4)
	PSU(9)	1/3/2025	—	—	—	22,173(6)	27,716	55,432	—	—	—	3,999,973(7)
Scott Morris	Annual Incentive	—	0	403,900	1,009,750	—	—	—	—	—	—	—
	RSU	3/11/2025	—	—	—	—	—	—	5,192(3)	—	—	434,986(4)
	PSU(5)	3/11/2025	—	—	—	2,402(6)	4,803	12,008	—	—	—	434,960(7)
	RSU	1/3/2025	—	—	—	—	—	—	13,858(8)	—	—	1,999,987(4)
	PSU(9)	1/3/2025	—	—	—	11,086(6)	13,858	27,716	—	—	—	1,999,987(7)
Nicola Baty	Annual Incentive	—	0	328,200	820,500	—	—	—	—	—	—	—
	RSU	12/8/2025	—	—	—	—	—	—	13,858(10)	—	—	875,410(4)
	PSU(9)	12/8/2025	—	—	—	11,086(6)	13,858	27,716	—	—	—	875,410(7)
	RSU	3/11/2025	—	—	—	—	—	—	4,080(3)	—	—	341,822(4)
	PSU(5)	3/11/2025	—	—	—	1,888(6)	3,775	9,438	—	—	—	341,864(7)
Thembeka Machaba	Annual Incentive	—	0	258,000	645,000	—	—	—	—	—	—	—
	RSU	3/11/2025	—	—	—	—	—	—	1,790(3)	—	—	149,966(4)
	PSU(5)	3/11/2025	—	—	—	828(6)	1,656	4,140	—	—	—	149,967(7)
	RSU	1/3/2025	—	—	—	—	—	—	7,080(8)	—	—	1,021,786(4)
	PSU(9)	1/3/2025	—	—	—	5,665(6)	7,081	14,162	—	—	—	1,021,930(7)
Ivan Garcia	Annual Incentive		0	136,486	341,215	—	—	—	—	—	—	—
	RSU	10/20/2025	—	—	—	—	—	—	3,000(11)	—	—	155,160(4)
	RSU	10/1/2025	—	—	—	—	—	—	8,161(12)	—	—	441,510(4)
	RSU	3/11/2025	—	—	—	—	—	—	925(3)	—	—	77,497(4)
Todd Cunfer	Annual Incentive	—	0	367,500	918,750	—	—	—	—	—	—	—
	RSU	3/11/2025	—	—	—	—	—	—	4,923(3)	—	—	412,449(4)
	PSU(5)	3/11/2025	—	—	—	2,277(6)	4,554	11,385	—	—	—	412,410(7)

(1)
Amounts shown represent the threshold, target and maximum amounts that could have been earned for fiscal 2025 by each NEO under our annual performance-based incentive compensation plan. The actual amounts earned by each Named Executive Officer are included in the fiscal 2025 “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

(2)	All RSU and PSU grants made in 2025 were made under the 2024 Equity Plan.
(3)	Scheduled to vest in three equal annual installments beginning March 15, 2026, subject to continued employment through such vesting dates.
(4)
Amount reflects the aggregate grant date fair value of restricted stock units granted in the year computed in accordance with FASB ASC Topic 718 and is based on the valuation assumptions described in Note 11 to our consolidated financial statements included in our Annual Report.

(5)	Amounts represent the threshold, target and maximum amount (in shares) that could be earned under the fiscal year 2025 to fiscal year 2027 cycle, including the maximum TSR modifier.

EXECUTIVE COMPENSATION | 54
(6)
Amounts shown represent the minimum amounts payable or shares earned if the threshold performance goals are achieved. No payments will be made or shares issued for performance below the threshold level.

(7)
Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 related to the fiscal year 2025 to fiscal year 2027 cycle, based on the target amount payable if the performance conditions are met. For a discussion of the assumptions used in determining these values, see Note 11 to our 2025 consolidated financial statements included in our Annual Report.

(8)	Scheduled to vest in three equal annual installments beginning January 3, 2026, subject to continued employment through such vesting dates.
(9)	Amounts represent the threshold, target and maximum amount (in shares) that could be earned under the fiscal year 2025 Retention grants.
(10)	Scheduled to vest in two equal annual installments beginning January 3, 2027, subject to continued employment through such vesting dates.
(11)	Scheduled to vest in full on October 20, 2026, subject to continued employment through such vesting date.
(12)	Scheduled to vest in full on January 31, 2029, subject to continued employment through such vesting date.

EXECUTIVE COMPENSATION | 55
2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth certain information with respect to outstanding equity awards at December 31, 2025. The vesting of awards as reflected in the table is generally subject to continuous service with the Company, with accelerated vesting in certain circumstances, as reflected in the footnotes to the table.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William B. Cyr	9/6/2016	1,000,000	—	—	10.23	9/6/2026	—	—	—	—
	12/24/2020	245,385	—	—	142.79	12/24/2030	—	—	—	—
	1/3/2025	—	—	—	—	—	27,716(1)	1,688,736(2)	—	—
	1/3/2025	—	—	—	—	—	—	—	27,716	1,688,736 (3)
	3/11/2025	—	—	—	—	—	21,484(4)	1,309,020(2)	—	—
	3/11/2025	—	—	—	—	—	—	—	19,876	1,211,045 (5)
Scott Morris	4/1/2020	13,015	—	—	63.87	4/1/2030	—	—	—	—
	12/24/2020	184,038	—	—	142.79	12/24/2030	—	—	—	—
	1/3/2025	—	—	—	—	—	13,858(1)	844,368(2)	—	—
	1/3/2025	—	—	—	—	—	—	—	13,858	844,368(3)
	3/11/2025	—	—	—	—	—	5,192(4)	316,349(2)	—	—
	3/11/2025	—	—	—	—	—	—	—	4,803	292,647(5)
Nikola Baty	9/1/2024	—	—	—	—	—	11,439(6)	696,978(2)	—	—
	3/11/2025	—	—	—	—	—	4,080(4)	248,594(2)	—	—
	3/11/2025	—	—	—	—	—	—	—	3,775	230,011(3)
	12/8/2025	—	—	—	—	—	13,858(7)	844,368(2)	—	—
	12/8/2025	—	—	—	—	—	—	—	13,858	844,368(5)
Thembeka Machaba	8/1/2020	2,500	—	—	96.05	8/1/2030	—	—	—	—
	12/24/2020	98,154	—	—	142.79	12/24/2030	—	—	—	—
	1/3/2025	—	—	—	—	—	7,080(1)	431,384(2)	—	—
	1/3/2025	—	—	—	—	—	—	—	7,080	431,384(3)
	3/11/2025	—	—	—	—	—	1,790(4)	109,065(2)	—	—
	3/11/2025	—	—	—	—	—	—	—	1,656	100,900(5)
Ivan Garcia	10/1/2019	27,000	—	—	49.77	10/1/2029	—	—	—	—
	10/10/2022	—	—	—	—	—	18,489(8)	1,126,535(2)	—	—
	3/13/2023	—	—	—	—	—	355(9)	21,630(2)	—	—
	3/15/2024	—	—	—	—	—	392(10)	23,885(2)	—	—
	3/11/2025	—	—	—	—	—	925(4)	56,360(2)	—	—
	10/1/2025	—	—	—	—	—	8,161	497,250(2)	—	—
	10/20/2025	—	—	—	—	—	3,000	182,790(2)	—	—

(1)	Scheduled to vest annually in three equal installments beginning January 3, 2026, subject to the Executive’s continued employment through such vesting dates.
(2)	Amount reflects the value as of December 31, 2025 based on the Company’s closing stock price of $60.93 as of December 31, 2025, the last trading day during 2025.
(3)	In accordance with SEC rules, the amounts shown represent the target amounts of the equity awards under the 2025 Retention awards.

EXECUTIVE COMPENSATION | 56
(4)	Scheduled to vest annually in approximately equal installments on the first three anniversaries of the grant date, subject to the Executive’s continued employment through such vesting dates.
(5)
In accordance with SEC rules, the amounts shown represent the target amounts of the equity awards under the FY2025–FY2027 LTPP cycle, including the application of the Relative TSR Modifier at target level based on performance measured for fiscal 2025.

(6)
Ms. Baty was granted 17,150 RSUs on September 1, 2024, of which 6,711 vested on September 1, 2025, 6,778 are scheduled to vest on September 1, 2026 and the remaining 4,661 are scheduled to vest on September 1, 2027.

(7)	Scheduled to vest annually in two equal installments beginning January 3, 2027, subject to the Executive’s continued employment through such vesting dates.
(8)	Mr. Garcia was granted 18,489 RSUs on October 10, 2022 which were scheduled to vest on January 31, 2026.
(9)	Mr. Garcia was granted 1,064 RSUs on March 13, 2023, of which 354 vested on March 13, 2024, 355 vested on March 13, 2025, and the remaining 355 were scheduled to vest on March 13, 2026.
(10)	Mr. Garcia was granted 587 RSUs on March 15, 2024, of which 195 vested on March 15, 2025, and 196 are scheduled to vest on each of March 15, 2026 and March 15, 2027.

EXECUTIVE COMPENSATION | 57
2025 OPTIONS EXERCISES AND STOCK VESTED
The following table sets forth certain information regarding vesting of stock awards owned by our NEOs during 2025.

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
William B. Cyr	—	—	—	—
Scott Morris	117,817	5,296,725	—	—
Nicola Baty	—	—	5,711(1)	322,243(2)
Thembeka Machaba	—	—	—	—
Ivan Garcia	—	—	852(3)	71,975(4)
Todd Cunfer	—	—	5,951(5)	517,819(6)

(1)	Reflects the vested amount on September 1, 2025.
(2)	Reflects the market value of the underlying shares on the vesting date based on $56.425 on September 1, 2025.
(3)	Reflects the vested amount on March 13, 2025 of 355 shares, on March 15, 2025 of 424 shares, and on October 1, 2025 of 73 shares.
(4)	Reflects the market value of the underlying shares on the vesting date based on $86.50 on March 13, 2025, $87.84 on March 15, 2025, and $55.11 on October 1, 2025.
(5)	Reflects the vested amount on March 13, 2025 of 3,669 shares and on March 15, 2025 of 2,282 shares.
(6)	Reflects the market value of the underlying shares on the vesting date based on $86.50 on March 13, 2025 and $87.84 on March 15, 2025.
PENSION BENEFITS
Currently, the Company does not sponsor or adopt any pension plans (other than our 401(k) plan).
NONQUALIFIED DEFERRED COMPENSATION
Currently, the Company does not sponsor or adopt a nonqualified deferred compensation plan.

EXECUTIVE COMPENSATION | 58
POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATION
We do not have an established practice or policy of coordinating or timing the release of the Company information around the grant date of our annual incentive equity compensation, and we have not timed the disclosure of material non-public information for the purposes of affecting the value of executive compensation. Our annual incentive equity awards are typically granted in mid-March. On occasion, we grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. These “off cycle” awards are granted only on a limited basis, and the grant date generally ties to the date of the meeting during which the Compensation Committee approves such award.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth information regarding the severance payments and the change in control payments that could have been made to our NEOs had they experienced a termination of employment or a change in control as of December 31, 2025. The fair market value of a share of our common stock on December 31, 2025, the last trading day of 2025, was $60.93. The table only includes information for employment termination and change in control events that trigger vesting or severance-related payments, and assumes that each NEO will take all action necessary to receive the maximum available benefit, such as execution of a release of claims. Any amounts payable to the NEOs in the event of a change in control of the Company may be subject to reduction under Code Sections 280G and 4999. The amounts below are estimates of the incremental amounts that could be received upon a change in control or termination of employment; the actual amount could be determined only at the time of any actual change in control or termination of employment.

NAME	CASH ($)	COBRA ($)(1)	EQUITY ($)	TOTAL ($)
William B. Cyr
Termination due to permanent disability	—	43,319	—	43,319
Involuntary termination(2)	3,240,000(3)	43,319	5,897,537(7)	9,180,855
Change in control	—	—	5,897,537(7)	5,897,537
Involuntary termination after change in control	4,320,000(4)	43,319	5,897,537(7)	10,260,855
Scott Morris
Termination due to permanent disability	—	59,821	2,297,731(8)	59,821
Involuntary termination(2)	1,961,800(5)	59,821	2,297,731(8)	4,319,352
Change in control	—	—	2,297,731(8)	2,297,731
Involuntary termination after change in control	2,942,700(6)	59,821	—	5,300,252
Nicola Baty
Termination due to permanent disability	—	59,821	—	59,821
Involuntary termination(2)	1,680,000(5)	—	—	1,680,000
Change in control	—	59,821	2,864,319(9)	2,924,141
Involuntary termination after change in control	2,520,000(6)	59,821	2,864,319(9)	5,444,141
Thembeka Machaba
Termination due to permanent disability	—	43,319	—	43,319
Involuntary termination(2)	1,312,000(5)	43,319	1,072,734(10)	2,428,052
Change in control	—	—	1,072,734(10)	1,072,734
Involuntary termination after change in control	1,968,000(6)	43,319	1,072,734(10)	3,084,052
Ivan Garcia
Termination due to permanent disability	—	59,821	—	59,821
Involuntary termination(2)	955,402(5)	59,821	1,908,449(11)	2,923,673
Change in control	—	—	1,908,449(11)	1,908,449
Involuntary termination after change in control	1,433,103(6)	59,821	1,908,449(11)	3,401,374

EXECUTIVE COMPENSATION | 59

NAME	CASH ($)	COBRA ($)(1)	EQUITY ($)	TOTAL ($)
Todd Cunfer
Termination due to permanent disability	—	43,319	—	43,319
Involuntary termination(2)	1,870,000(5)	43,319	—	1,913,319
Change in control	—	—	—	—
Involuntary termination after change in control	2,805,000(6)	43,319	—	2,848,319

(1)	Amount reflects the cost of COBRA premiums for 18 months following termination.
(2)	An “Involuntary Termination” means a termination by the Company without cause or by the NEO for good reason.
(3)	Amount reflects 1.5 times the sum of Mr. Cyr’s base salary and target bonus for a period of 18 months.
(4)	Amount reflects 1.5 times the sum of Mr. Cyr’s base salary and target bonus for a period of 36 months.
(5)	Amount reflects the annual salary and target annual bonus for a period of 24 months.
(6)	Amount reflects the annual salary and target annual bonus for a period of 36 months.
(7)
As of December 31, 2025, Mr. Cyr held 49200 restricted stock units and 47,592 performance stock units which would have fully accelerated in connection with a change of control occurring on December 31, 2025.

(8)
As of December 31, 2025, Mr. Morris held 19,050 restricted stock units and 18,661 performance stock units which would have fully accelerated in connection with a change of control occurring on December 31, 2025.

(9)
As of December 31, 2025, Ms. Baty held 29,377 restricted stock units and 17,633 performance stock units which would have fully accelerated in connection with a change of control occurring on December 31, 2025.

(10)
As of December 31, 2025, Ms. Machaba held 8,870 restricted stock units and 8,736 performance stock units which would have fully accelerated in connection with a change of control occurring on December 31, 2025.

(11)	As of December 31, 2025, Mr. Garcia held 31,322 restricted stock units which would have fully accelerated in connection with a change of control occurring on December 31, 2025.
CEO PAY RATIO
To determine the ratio of our CEO’s annual total compensation to the median annual total compensation of all our employees excluding the CEO, we identified, as of December 31, 2025, the median employee using annual base salary. We sorted the data set from lowest to highest salary using salary amounts calculated as of December 31, 2025, noting that all salaries were annualized for employees who were new hires or worked a partial year and without excluding any employees from the data set. We believe this measure reasonably reflects the typical annual compensation of our employee population and is a consistently applied compensation measure for all employees.
We estimate that the median employee’s 2025 total compensation was $85,852, as calculated pursuant to the Summary Compensation Table Rules. Mr. Cyr’s 2025 total compensation was $12,513,491 which was approximately 145.75 times that of the median of the annual total compensation of all our employees (1:145.75 ratio).
Mr. Cyr received a retention stock grant that is not part of his on-going annual compensation package, his annual compensation without this retention award is $4,513,545 resulting in a ratio of 1:52.57 which will be closer to the projected future CEO pay ratio.

EXECUTIVE COMPENSATION | 60
PAY VERSUS PERFORMANCE
2025 PAY VERSUS PERFORMANCE TABLE AND SUPPORTING NARRATIVE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following table describes the executive compensation for our Chief Executive Officer, who is our Principal Executive Officer (“PEO”), the other NEOs, and the Company’s performance for our five most recently completed fiscal years.
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(4)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)	Net Income ($)(6)	Net Sales ($)(7)
2025	$12,513,498	$5,498,850	$2,763,398	($166,915)	$42.91	$80.17	$139.14	$1,102.02
2024	$2,266,662	$9,693,359	$2,078,841	$4,927,612	$104.31	$92.94	$46.93	$975.18
2023	$1,613,885	$6,529,454	$1,025,996	$2,954,160	$61.10	$104.10	($33.61)	$766.90
2022	$914,920	($2,714,943)	$980,228	($398,985)	$37.16	$81.03	($59.49)	$595.34
2021	$765,040	($7,070,793)	$522,686	($3,320,911)	$67.10	$99.44	($29.70)	$425.49

(1)
During all five reported fiscal years, Mr. Cyr served as our PEO. The dollar amounts reported in this column are the amounts of total compensation reported for each corresponding year in the Total column of the Summary Compensation Table.

(2)
The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Cyr as computed in accordance with Item 402(v) of Regulation S-K. The amounts do not reflect the actual amount of compensation earned by or paid to Mr. Cyr during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments (which are also updated) were made to Mr. Cyr’s total compensation for each year to determine the compensation actually paid. Amounts may not sum due to rounding.

Adjustments	2025
SCT Total	$12,513,498
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$11,599,846
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$4,585,198
Compensation Actually Paid	$5,498,850

(3)
The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Cyr) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs included for each year are as follows:

a.	2025: Mr. Morris, Mr. Cunfer, Ms. Machaba, Ms. Baty, and Mr. Garcia;
b.	2024: Mr. Morris, Mr. Cunfer, Ms. Machaba, and Ms. Baty;
c.	2023: Mr. Morris, Mr. Cunfer, Ms. Machaba, and Mr. Walsh;
d.	2022: Mr. Morris, Mr. Cunfer, Ms. Machaba, Mr. Walsh, Mr. Kassar, and Ms. Pomerantz;
e.	2021: Mr. Morris, Ms. Pomerantz, Mr. Weise, and Mr. Walsh.
(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group as identified in footnote 3 above, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average of compensation earned by or paid to these NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments (which are also updated) were made to the average total compensation for these NEOs as a group for each year to determine the compensation actually paid. Amounts may not sum due to rounding.

EXECUTIVE COMPENSATION | 61

Adjustments	2025
SCT Total	$2,763,398
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$2,229,420
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$901,432
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	($753,211)
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	($183,298)
– Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Years	$665,816
Compensation Actually Paid	($166,915)

(5)
The peer group used for total shareholder return comparisons reflects our Compensation Peer Group as disclosed in the Compensation Discussion & Analysis section of this Proxy Statement, and consists of the following companies: BellRing Brands, Inc., Beyond Meat, Inc., Celsius Holdings, Inc., Central Garden & Pet Company, Farmer Bros. Co., John B. Sanfilippo & Son, Inc., the Marzetti Company, Lifecore Biomedical, Inc., Medifast, Inc., Nature’s Sunshine Products, Inc., PetIQ, Inc., SunOpta, Inc., the Simply Good Foods Company, Utz Brands, Inc., Vital Farms, Inc., and YETI Holdings, Inc. PetIQ, Inc. was delisted as of October 25th, 2024 and is excluded from 2025 peer group total shareholder return calculations.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.
(7)	This column represents our “Company-Selected Measure.”

EXECUTIVE COMPENSATION | 62
Relationships Between Certain Data in the Pay Versus Performance Table
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and
Total Shareholder Return
The following chart sets forth the relationship between (i) the Company’s cumulative total shareholder return over the five most recently completed fiscal years and the peer group’s cumulative total shareholder return over the same period, and (ii) the compensation actually paid to our PEO and the average CAP to our non-PEO NEOs.

Compensation Actually Paid versus Total Shareholder Return
Indexed Total Shareholder Return
$140
$120
$100
$80
$60
$40
$20
$0
Compensation Actually Paid ($mm)
$10.0
$7.5
$5.0
$2.5
$0.0
-$2.5
-$5.0
-$7.5
2021
2022
2023
2024
2025
CAP - PEO
CAP - Other NEOs
Company TSR
Peer TSR

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and
Net Income (Loss)
The following chart sets forth the relationship between compensation actually to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and our Net Income (Loss) during the five most recently completed fiscal years.

Compensation Actually Paid versus Net Income
Net Income ($mm)
$150
$120
$90
$60
$30
$0
-$30
-$60
Compensation Actually Paid ($mm)
$10.0
$7.5
$5.0
$2.5
$0.0
-$2.5
-$5.0
-$7.5
2021
2022
2023
2024
2025
CAP - PEO
CAP - Other NEOs
Net Income

EXECUTIVE COMPENSATION | 63
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and
Net Sales
The following chart sets forth the relationship between compensation actually paid to our PEO, the average of compensation actually paid to our Non-PEO NEOs, and our Net Sales during the five most recently completed fiscal years.

Compensation Actually Paid versus Net Sales ($mm)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Net Sales ($mm)
$10.0
$7.5
$5.0
$2.5
$0.0
-$2.5
-$5.0
-$7.5
Compensation Actually Paid ($mm)
2021
2022
2023
2024
2025
CAP - PEO
CAP - Other NEOs
Net Sales ($mm)

Tabular List of Most Important Financial Performance Measures
The following lists alphabetically the measures that are most important in linking CAP to Company performance during 2025.
(1)	Adjusted EBITDA before bonus accrual
(2)	Adjusted EBITDA Margin
(3)	Net Sales

EXECUTIVE COMPENSATION | 64
DIRECTOR COMPENSATION
Based on the recommendation of the Compensation Committee with assistance from Willis Towers Watson, and in accordance with the Company’s non-employee director compensation program, director compensation for 2025 remained unchanged from 2024. For 2025, each non-employee member of the Board who served for the entire year received an annual cash retainer of $70,000 ($140,000 for the Board Chair), paid quarterly. In addition, the directors who served on each of the four standing Board committees received additional cash payments of $7,500 ($15,000 for the committee Chair) for service in 2025. Each non-employee director received an annual grant of restricted stock valued at approximately $120,000.
The following table shows compensation paid to each of our non-employee directors who served during 2025. Mr. Cyr, our Chief Executive Officer, also serves as a director of the Company, but did not receive any additional compensation for his service as a director. Please see the “2025 Summary Compensation Table” for the compensation received by Mr. Cyr as Chief Executive Officer of the Company.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	Shares(2)	TOTAL ($)
Walter N. George III(3)	140,000	119,973	1,432	259,973
David B. Biegger(4)	92,500	119,973	1,432	212,473
Craig D. Steeneck(5)	92,500	119,973	1,432	212,473
Leta D. Priest(6)	88,606	119,973	1,432	208,579
Daryl G. Brewster(7)	85,000	119,973	1,432	204,973
Jacki S. Kelley(8)	77,500	119,973	1,432	197,473
Olu Beck(9)	77,500	119,973	1,432	197,473
Timothy R. McLevish(10)	77,500	119,973	1,432	197,473
David J. West(11)	77,500	119,973	1,432	197,473
Joseph E. Scalzo(12)	77,500	119,973	1,432	197,473
Lauri Kien Kotcher(13)	77,500	119,973	1,432	197,473

(1)
Represents the aggregate grant date fair value of shares of restricted Common Stock granted under our 2024 Equity Plan (as defined below) without regard to forfeitures, computed in accordance with FASB ASC Topic 718 and is based on the valuation assumptions described in Note 12 to our consolidated financial statements included in our annual report. This amount does not reflect the actual economic value realized by the director.

(2)	The stock awards reflected in the table comprise all outstanding equity awards held by our non-employee directors as of December 31, 2025.
(3)	Walter N. George III served as Chair of the Board.
(4)	David B. Biegger served as the Chair of the Operations and FSQA Committee and was a member of the Audit Committee.
(5)	Craig D. Steeneck served as the Chair of the Audit Committee and was a member of the Operations and FSQA Committee.
(6)	Leta D. Priest served as the Chair of the Nominating and Governance Committee and was a member of the Compensation Committee until June 2025.
(7)	Daryl G. Brewster served as the Chair of the Compensation Committee.
(8)	Jacki S. Kelley served on the Nominating and Governance Committee until she became a member of the Compensation Committee in June 2025.
(9)	Olu Beck was a member of the Operations and FSQA Committee.
(10)	Timothy R. McLevish was a member of the Audit Committee.
(11)	David J. West was a member of the Compensation Committee.
(12)	Joseph E. Scalzo was a member of the Operations and FSQA Committee until June 2025 at which time he became a member of the Nominating and Governance Committee.
(13)	Lauri Kien Kotcher was a member of the Nominating and Governance Committee.

EXECUTIVE COMPENSATION | 65
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows information about the beneficial ownership of our Common Stock as of April 15, 2026 by:
•	each person known by us to beneficially own 5% or more of our outstanding Common Stock (each, a “Principal Stockholder” below);
•	each of our directors, director nominees and named executive officers; and
•	all of our directors and executive officers as a group.
The numbers listed below are based on 49,142,509 shares of our Common Stock outstanding as of April 15, 2026. Unless otherwise indicated, the address of each individual listed in this table is c/o Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF COMMON STOCK	PERCENT OF COMMON STOCK OUTSTANDING
PRINCIPAL STOCKHOLDERS:
Wasatch Advisors LP(2)	3,839,332	7.8%
Blackrock, Inc.(3)	5,644,972	11.4%
Bank of Montreal Entities(4)	2,555,965	5.2%
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
Walter N. George III	47,157	*
William B. Cyr(5)	1,333,754	2.6%
Olu Beck	9,615	*
David B. Biegger	5,899	*
Daryl G. Brewster	57,745	*
Jacki S. Kelley	11,907	*
Lauri Kien Kotcher	3,478	*
Timothy R. McLevish	35,290	*
Leta D. Priest	12,167	*
Joseph E. Scalzo	4,040	*
Craig D. Steeneck	33,911	*
David J. West	4,364	*
Scott Morris(6)	357,751	*
Nicola Baty	4,899	*
Thembeka Machaba	102,665	*
Ivan Garcia	18,933	*
Todd Cunfer	13,708	*
EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (19 PERSONS)	2,127,883	4.3%

*	Less than 1%
(1)
A “beneficial owner” of a security is determined in accordance with Rule 13d-3 under the Exchange Act and generally means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares:

•	voting power, which includes the power to vote, or to direct the voting of, such security; and/or
•	investment power, which includes the power to dispose, or to direct the disposition of, such security.
Unless otherwise indicated, all amounts above are as of April 15, 2026, and each person named in the table above has sole voting and investment power, or shares voting and investment power with his or her spouse (as applicable), with respect to all shares of stock listed as owned by that person. Shares issuable upon the exercise of options exercisable on April 15, 2026 or within 60 days and restricted stock units that vest and are required to be delivered within 60 days thereafter are considered outstanding and to be beneficially owned by the person holding such options for the purpose of computing such person’s beneficial ownership percentage but are not deemed outstanding for the purpose of computing the beneficial ownership percentage of any other person.

EXECUTIVE COMPENSATION | 66
(2)
Represents shares of common stock beneficially owned as of June 30, 2025, based on Amendment No. 1 to a Schedule 13G filed on August 14, 2025, by Wasatch Advisors LP (“Wasatch”), pursuant to which Wasatch reports sole voting power over 2,753,900 shares and sole dispositive power over 3,839,332 shares. In such filing, Wasatch lists its address as 505 Wakara Way, 3rd Floor, Salt Lake City, 84108.

(3)
Represents shares of common stock beneficially owned as of March 31, 2025, based on a Schedule 13G filed on April 3, 2025, by BlackRock, Inc., pursuant to which BlackRock, Inc. reports sole voting power over 5,534,698 shares and sole dispositive power over 5,644,972 shares. In such filing, BlackRock, Inc. lists its address as 50, Hudson Yards, New York, NY 10001.

(4)
Represents shares of common stock beneficially owned as of December 31, 2025, based on a Schedule 13G filed on February 12, 2026, by Bank of Montreal (“Bank of Montreal”), BANK OF MONTREAL HOLDING INC. (“BMO Holding”), BMO NESBITT BURNS INC. WEALTH MANAGEMENT (“BMO Nesbitt Wealth”), BMO ASSET MANAGEMENT INC. (“BMO Asset”), BMO NESBITT BURNS INC. (“BMO Nesbitt Inc.”), BMO FINANCIAL CORP. (“BMO Financial”), BMO Delaware Trust Company (“BMO Delaware”), BMO CAPITAL MARKETS CORP. (“BMO Capital”), BMO BANK N.A. (“BMO Bank”), BMO FAMILY OFFICE, LLC (“BMO Family”), 1001271606 ONTARIO INC (“Ontario”), and Burgundy Asset Management, Inc. (“Burgundy”, and together with Bank of Montreal, BMO Holding, BMO Nesbitt Wealth, BMO Asset, BMO Nesbitt Inc., BMO Financial, BMO Delaware, BMO Capital, BMO Bank, BMO Family and Ontario, collectively, the “Bank of Montreal Entities”), pursuant to which the Bank of Montreal Entities collectively report sole voting power over 4,846,501 shares, sole dispositive power over 5,807,098 shares and shared voting and dispositive power over 217,035 shares, in the respective allocations as set forth in therein. The Bank of Montreal Entities list their address as 1 First Canadian Place, Toronto, Ontario, Canada M5X1A1.

(5)
Includes 49,368 shares of common stock and 987,885 options to purchase common stock held by Mr. Cyr directly, 3,500 shares of common stock and 55,000 options to purchase shares of common stock held by his spouse, 17,500 shares of common stock and 107,500 options to purchase shares of common stock held by Irrevocable Spousal Trust for Linda W. Cyr, and 18,000 shares of common stock and 95,000 options to purchase shares of common stock held by Linda W. Cyr 2020 Irrevocable Trust for Descendant.

(6)	Includes 129,840 shares of common stock and 197,053 options to purchase common stock held by Mr. Morris directly, and 30,858 shares of common stock held by the Scott Morris 2020 Family Trust.
(7)	Amount reflects last reported ownership amount as of April 23, 2025, less 26,743 options forfeited in connection with Mr. Cunfer’s October 2025 resignation.

EXECUTIVE COMPENSATION | 67
EQUITY COMPENSATION PLAN INFORMATION
EQUITY COMPENSATION PLAN INFORMATION
As of December 31, 2025, the Company administered three equity compensation plans: (i) our 2024 Equity Incentive Plan (the “2024 Equity Plan”), which replaced our 2014 Omnibus Plan (the “2014 Plan”), as further described below, (ii) a 2016 inducement grant of stock options to Mr. Cyr, and (iii) a 2024 inducement grant of restricted stock units to Ms. Baty. The following table provides information as of December 31, 2025 regarding shares of our common stock that may be issued under the plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#) (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights ($) (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity Compensation Plans Approved by Security Holders	2,190,066(2)	$106.35	1,009,368
Equity Compensation Plans Not Approved by Security Holders	1,011,440(3)	$10.23	—
Total	3,201,506	—	1,009,368

(1)	RSUs reflected in column (a) are not reflected in these weighted-average exercise prices.
(2)
Includes 1,329,522 options outstanding under our 2014 Plan with a weighted average exercise price of $106.35; 339,712 RSUs outstanding under our 2014 Plan; 6,324 Performance RSUs outstanding under our 2014 Plan; 403,130 RSUs outstanding under our 2024 Equity Plan; and 111,378 Performance RSUs outstanding under our 2024 Equity Plan.

(3)	Reflects a September 2016 inducement grant to our CEO, Mr. Cyr; and a September 1, 2024 inducement grant to our COO, Ms. Baty, which grants are described below.
Inducement Grant to Mr. Cyr
In September 2016, we granted our CEO, Mr. Cyr, an inducement grant of stock options in accordance with the Nasdaq Marketplace Rules. Mr. Cyr’s inducement grant consisted of 500,000 performance-vesting options and 500,000 time-vesting options, which have all vested.
Inducement Grant to Ms. Baty
In September 2024, we granted our COO, Ms. Baty, an inducement grant in accordance with the Nasdaq Marketplace Rules. Ms. Baty’s inducement grant consisted of 17,150 restricted stock units.
2024 Equity Incentive Plan
Our 2024 Equity Plan was adopted by the Board and approved by our stockholders at the annual meeting of stockholders held in October 2024. Our 2024 Equity Plan allows for stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, stock awards, stock units, and other stock-based awards to employees, non-employee directors, and consultants of the Company or its subsidiaries. Upon the adoption of our 2024 Equity Plan, we discontinued our 2014 Plan, as described below.
2014 Omnibus Plan
Our 2014 Plan was adopted by the Board in connection with our initial public offering and approved by our stockholders in October 2014. Our 2014 Plan allowed for the grant of awards of tax-qualified incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, other stock-based awards, and other cash-based awards to our directors, officers, employees, consultants, and advisors. We discontinued our 2014 Plan in October 2024 and no new awards have been granted under the plan since that time. Any award outstanding under our 2014 Plan at the time of its discontinuance will remain in effect until the award is exercised or has expired in accordance with its terms.

AUDIT COMMITTEE REPORT | 69
AUDIT COMMITTEE REPORT
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. KPMG, our independent registered public accounting firm for 2025, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements included in the Annual Report. In addition, the Audit Committee discussed with KPMG those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, KPMG provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with KPMG its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for filing with the SEC.
The Audit Committee

Craig D. Steeneck (Chair)

David B. Biegger

Timothy R. McLevish

PROPOSALS | 71
OVERVIEW OF PROPOSALS
Three proposals require stockholder action:
PROPOSAL NO. 1
Election of twelve (12) directors to the Board: Olu Beck, David B. Biegger, Daryl G. Brewster, William B. Cyr, Walter N. George III, Jacki S. Kelley, Lauri Kien Kotcher, Timothy R. McLevish, Leta D. Priest, Joseph E. Scalzo, Craig D. Steeneck, and David J. West.
PROPOSAL NO. 2
Ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for 2026.
PROPOSAL NO. 3
Approval of the Say-on-Pay Proposal, which is an advisory vote on the compensation of named executive officers as disclosed in this Proxy Statement.
Each proposal is discussed in more detail below:
PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board has nominated each of Olu Beck, David B. Biegger, Daryl G. Brewster, William B. Cyr, Walter N. George III, Jacki S. Kelley, Lauri Kien Kotcher, Timothy R. McLevish, Leta D. Priest, Joseph E. Scalzo, Craig D. Steeneck, and David J. West to be elected to the Board to serve until the 2027 Annual Meeting of stockholders and until their respective successors are duly elected and qualified. For more information on the Director Nominees, please see page 28 of this Proxy Statement.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the re-election of each of the Director Nominees. Each of the Director Nominees has consented to be named as a nominee in this Proxy Statement, and, if elected, to serve as a director until the 2027 Annual Meeting and until his or her successor is elected and has qualified (or until such director’s earlier death, resignation or removal). Should any of the Director Nominees become unable to accept nomination or, if elected, to serve as a director (which is not anticipated as of the date of this Proxy Statement), the Company’s named proxy holders will vote for such substitute nominee as may be selected by the Board, unless the size of the Board is reduced.
The Board of Directors recommends that you vote “FOR” the election of each of the
Director Nominees: Olu Beck, David B. Biegger, Daryl G. Brewster, William B. Cyr, Walter N. George III,
Jacki S. Kelley, Lauri Kien Kotcher, Timothy R. McLevish, Leta D. Priest, Joseph E. Scalzo,
Craig D. Steeneck, and David J. West.

PROPOSALS | 72
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has re-appointed KPMG as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2026. KPMG has served as the Company’s independent registered public accounting firm since 2013.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for 2026. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to questions.
Fees for Services Rendered by Independent Registered Public Accounting Firm
The following table presents fees for professional services rendered by our current independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024.

	2025	2024
Audit Fees(1)	$1,450,000	$1,325,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	$2,500	$12,900
Total	$1,452,500	$1,337,900

________________
(1)
Audit Fees: Includes fees related to the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements as well as services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

(2)	All Other Fees: Includes fees related to KPMG’s Accounting Research Online (ARO) Subscription and continuing education materials.
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor and to not engage the independent auditor to perform the non-audit services proscribed by law or regulation. The Audit Committee may adopt pre-approval policies and procedures detailed as to particular services and delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.
All services provided by KPMG subsequent to the formation of the Audit Committee in November 2014 were pre-approved by the Audit Committee, including all services provided in 2025 and 2024.
The Board of Directors recommends that you vote “FOR” the ratification of the appointment of
KPMG as the Company’s independent registered public accounting firm for 2026.

PROPOSALS | 73
PROPOSAL NO. 3: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Schedule 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, by advisory vote, the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the SEC.
This proposal, commonly referred to as the “Say-on-Pay” vote, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and our executive compensation philosophy, objectives and program, as described in this Proxy Statement. Accordingly, we ask our stockholders to approve the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act in the section entitled “Executive Compensation” of this Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure.
“RESOLVED, that the stockholders of Freshpet, Inc. (the “Company”) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
As an advisory vote, the result will not be binding on the Board or the Compensation Committee. The Say-on-Pay vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives and program. The Board and the Compensation Committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.
The Board of Directors recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

PROPOSALS | 74

CERTAIN RELATIONSHIPS & RELATED PARTY TRANSACTIONS  | 76
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
There are no related person transactions that require reporting under SEC rules. Our Board has adopted a written related party transaction policy, which sets forth the policies and procedures for the review and approval or ratification of related party transactions. This policy is administrated by our Audit Committee. These policies provide that, in determining whether or not to recommend the initial approval or ratification of a related party transaction, the relevant facts and circumstances available shall be considered, including, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10 percent of the Company’s common stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s common stock. Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2025, all filing requirements applicable to the Reporting Persons were timely met, except (i) Forms 4 were not timely filed for each of Mr. Cyr, Mr. Morris and Ms. Machaba with respect to vesting of performance share units on February 10, 2025, (ii) a Form 4 was not timely filed for Ms. Kien Kotcher with respect to her open market purchase of common stock on February 24, 2025, (iii) a Form 4 was not timely filed for Ms. Baty with respect to the withholding of shares to cover a tax obligation upon the vesting of restricted shares on September 1, 2025, and (iv) Forms 4 and 5 were not timely filed for each of Mr. George and Mr. Morris with respect to corrections made for prior year reports, in each case due to administrative oversight.

ADDITIONAL INFORMATION | 78
ADDITIONAL INFORMATION
OTHER BUSINESS
The Company knows of no other business to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
COSTS OF THE SOLICITATION
The Company will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies on behalf of our Board with respect to the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain regular employees may solicit proxies on behalf of our Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.
We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to assist with the preparation and distribution of the proxy solicitation materials for the Annual Meeting and to act as vote tabulator.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another holder of our Common Stock are only being sent one set of proxy materials, unless such holders have provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. If you wish to opt out of householding and receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, you may do so by notifying us in writing at: Corporate Secretary, Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary or by telephone at 201-520-4000.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2027 ANNUAL MEETING
Nomination of Director Candidates: Stockholders may nominate candidates to serve on the Board. Our Bylaws require stockholders seeking to make a director nomination to give notice at least 90 days, but no more than 120 days, prior to the date of the first anniversary of the preceding year’s annual meeting. As a result, you must deliver notice of a nomination to us no earlier than the close of business on February 10, 2027 and no later than the close of business on March 12, 2027 in order to nominate a candidate for election to the Board at our 2026 Annual Meeting. However, in the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after the anniversary date of the 2026 Annual Meeting, then pursuant to our Bylaws, notice by a stockholder must be delivered to us no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and no later than the later of (i) the close of business on the 90th day prior to the 2027 Annual Meeting and (ii) the close of business on the 10th day following the date on which public announcement of the date of the 2027 Annual Meeting is first made. The notice must contain the information required by, and otherwise comply with, our Bylaws, and should be addressed to: Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary.
Universal Proxy Rules: In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2027. If the 2027 Annual Meeting changes by more than 30 calendar days from the anniversary date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2027 Annual Meeting.

ADDITIONAL INFORMATION | 79
Proxy Access: Under Freshpet’s proxy access Bylaws provision, a stockholder or a group of no more than twenty (20) stockholders owning three percent (3%) or more of the voting power of the Company’s outstanding capital stock continuously for at least three (3) years may nominate and include in the Company’s proxy statement for an annual meeting director nominees constituting up to the greater of two (2) individuals or twenty percent (20%) of the number of directors in office, provided the stockholders satisfy the requirements specified in the Bylaws. To be timely for the 2027 Annual Meeting, such nominations must be submitted in writing and received by our Corporate Secretary no earlier than the close of business on November 28, 2026 (the 150th day before the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting) and no later than the close of business on December 28, 2026 (the 120th day before the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting), or, if the date of the annual meeting of stockholders is more than 30 days earlier or more than 60 days later than the anniversary date of the most recent annual meeting of stockholders, then not later than the close of business on the 10th day after public announcement of the meeting date.
Rule 14a-8 Stockholder Proposals: To be considered for inclusion in our proxy statement for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the Company must receive notice of a stockholder proposal on or before December 28, 2026 (120 days before the anniversary of the date the proxy statement was released for the previous year’s annual meeting). The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to: Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary.
Non-Rule 14a-8 Stockholder Proposals: If you intend to present a proposal at an annual meeting other than by submitting a stockholder proposal for inclusion in our proxy statement for that meeting pursuant to Rule 14a-8 under the Exchange Act, our Bylaws require you to give notice at least 90 days, but no more than 120 days, prior to the date of the first anniversary of the preceding year’s annual meeting. As a result, in order to present a proposal in this manner at the 2027 Annual Meeting, you must deliver notice of a proposal to us no earlier than the close of business on February 10, 2027 and no later than the close of business on March 12, 2027 in order to present it at the 2027 Annual Meeting. The notice must contain the information required by, and otherwise comply with, our Bylaws, and should be addressed to: Freshpet, Inc., 1450 US-206, Bedminster, NJ 07921, Attention: Corporate Secretary. A copy of our Bylaws is available on the Company’s corporate website at www.freshpet.com. Our website is not part of this Proxy Statement.
INCORPORATION BY REFERENCE
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, the “Report of the Audit Committee” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing that we make with the SEC.

ADDITIONAL INFORMATION | 80
FORWARD-LOOKING STATEMENTS
Certain of the Company’s statements included herein constitute “forward-looking” statements, including statements related to our long-term growth opportunities, the market for fresh pet food, focus on corporate responsibility, and people strategy. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including macro economic and geopolitical turmoil, our ability to gain benefits from our new technologies and innovate. For a detailed discussion of risks, uncertainties and other factors that could cause our actual results to differ materially from those anticipated or expressed in any forward-looking statements, please see the section entitled “Risk Factors” in the Company’s latest annual report on Form 10-K and its quarterly reports on Form 10-Q filed with the SEC. Such forward-looking statements are made only as of the date they are made. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.
Dated: April 27, 2026
By Order of the Board of Directors,

Walter N. George III
Chair of the Board

APPENDIX A | A-1
APPENDIX A: NON-GAAP FINANCIAL MEASURES
In this Proxy Statement, we refer to Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Margin, Adjusted EBITDA before bonus accrual and free cash flow, each of which is a non-GAAP financial measure.
These non-GAAP financial measures should be considered as supplements to the U.S. GAAP reported measures, should not be considered replacements for, or superior to, the U.S. GAAP measures and may not be comparable to similarly named measures used by other companies.
Such financial measures are not financial measures prepared in accordance with U.S. GAAP.
We define Adjusted Gross Profit as Gross Profit before depreciation expense, non-cash share-based compensation, and loss on disposal of manufacturing equipment. We define Adjusted Gross Margin as Adjusted Gross Profit as a percentage of net sales.
EBITDA represents net income (loss) plus interest expense net of interest income, income tax (benefit) expense and depreciation and amortization expense.
Adjusted EBITDA represents EBITDA less gain on equity investment, plus loss on equity method investment, non-cash share-based compensation expense, implementation and other costs associated with the implementation of an ERP system, loss on disposal of property, plant and equipment, fees related to the Capped Call Transactions, advisory fees related to activism engagement, organizational changes, distributor transition costs, legal obligation and international business charges.
We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of net sales.
We define Adjusted EBITDA before bonus accrual as Adjusted EBITDA before accrual of bonus expense.
We define free cash flow as cash flows from operating activities less acquisitions of property, plant and equipment, software, and deposits on equipment as presented in the statement of cashflows.
We believe that each of these non-GAAP financial measures provide additional metrics to evaluate our operations and, when considered with both our U.S. GAAP results and the reconciliation to the closest comparable U.S. GAAP measures, provides a more complete understanding of our business than could be obtained absent this disclosure. We use the non-GAAP financial measures, together with U.S. GAAP financial measures, such as net sales, gross profit margins and cash flow from operations, to assess our historical and prospective operating performance, to provide meaningful comparisons of operating performance across periods, to enhance our understanding of our operating performance, and to compare our performance to that of our peers and competitors.
Adjusted EBITDA is also an important component of internal budgeting and setting management compensation.
The non-GAAP financial measures are presented here because we believe they are useful to investors in assessing the operating performance of our business without the effect of non-cash items, and other items as detailed herein. The non-GAAP financial measures should not be considered in isolation or as alternatives to net income (loss), income (loss) from operations or any other measure of financial performance calculated and prescribed in accordance with U.S. GAAP. Neither EBITDA nor Adjusted EBITDA should be considered a measure of discretionary cash available to us to invest in the growth of our business. Our non-GAAP financial measures may not be comparable to similarly titled measures in other organizations because other organizations may not calculate non-GAAP financial measures in the same manner as we do.
Our presentation of the non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by the expenses that are excluded from that term or by unusual or non-recurring items. We recognize that the non-GAAP financial measures have limitations as analytical financial measures. For example, the non-GAAP financial measures do not reflect:
•	our capital expenditures or future requirements for capital expenditures;
•	the interest expense, or the cash requirements necessary to service interest expense or principal payments, associated with indebtedness;

APPENDIX A | A-2
•
depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, nor any cash requirements for such replacements; and

•	changes in our cash requirements for our working capital needs.
Additionally, Adjusted EBITDA excludes (i) non-cash share-based compensation expense, which is and will remain a key element of our overall long-term incentive compensation package, and (ii) certain costs essential to our sales growth and strategy. Adjusted EBITDA also excludes certain cash charges resulting from matters we consider not to be indicative of our ongoing operations. Other companies in our industry may calculate the non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
The following table provides a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable financial measure presented in accordance with U.S. GAAP:

	TWELVE MONTHS ENDED DECEMBER 31
	2025	2024	2023
	(in thousands)
Net income (loss)	$139,137	$46,925	$(33,614)
Depreciation and amortization	86,872	70,803	57,058
Interest expense, net of interest income	4,887	335	1,069
Income tax expense	(68,364)	598	210
EBITDA	$162,532	$118,661	$24,723
Gain on equity investment	—	(9,918)	—
Loss on disposal of property, plant and equipment	1,630	1,284	4,321
Non-cash share-based compensation(a)	13,883	51,807	24,936
Loss on equity method investment	—	—	1,890
Enterprise Resource Planning(b)	—	—	2,457
Capped Call Transactions fees(c)	—	—	113
Shareholder activism defense engagement(d)	—	—	8,177
Organization changes(e)	—	—	(67)
Distributor transition cost(f)	10,680	—	—
Legal obligation(g)	5,703	—	—
International business charge(h)	1,273	—	—
Adjusted EBITDA	$195,701	$161,834	$66,550
Adjusted EBITDA as a % of Net Sales	17.8%	16.6%	8.7%

(a)
Includes true-ups to share-based compensation expense. We have certain outstanding share-based awards with performance-based vesting conditions that require the achievement of certain Adjusted EBITDA margins, Adjusted EBITDA and/or Net Sales targets as a condition of vesting. At each reporting period, we reassess the probability of achieving the performance criteria and the performance period required to meet those targets. When the probability of achieving such performance conditions changes, the compensation cost previously recorded is adjusted as needed. When such performance conditions are deemed to be improbable of achievement, the compensation cost previously recorded is reversed.

(b)	Represents costs associated with the implementation of an ERP system.
(c)	Represents fees associated with the Capped Call Transactions associated with our sale of Convertible Notes in 2023.
(d)	Represents advisory fees related to shareholder activism defense engagement.
(e)
Represents a true-up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

(f)
Represents a non-recurring loss as a result of an accounts receivable write-off in connection with the liquidation of one of our pet specialty distributors. Concurrent with its liquidation, we transitioned to a new distribution partner, who is a leading pet specialty distributor and who we anticipate will facilitate sales to pet specialty stores. Thus, despite the transitory impact during the first quarter of 2025, our ability to continue to generate sales is consistent with what we would expect to generate within the pet specialty channel.

(g)	Represents the net settlement charges for all claims related to the litigation with Phillips.
(h)	Represents termination costs due to a business change in our international go-to-market strategy.

APPENDIX A | A-3
The following table provides a reconciliation of Adjusted Gross Profit to Gross Profit, the most directly comparable financial measure presented in accordance with U.S. GAAP:

	TWELVE MONTHS ENDED DECEMBER 31
	2025	2024	2023
	(in thousands)
Gross Profit	$449,626	$395,956	$250,872
Depreciation expense	61,426	49,056	41,209
Non-cash share-based compensation	3,078	7,761	10,995
Loss on disposal of manufacturing equipment	1,020	696	3,547
Adjusted Gross Profit	$515,150	$453,469	$306,623
Adjusted Gross Profit as a % of Net Sales	46.7%	46.5%	40.0%

The following table provides a reconciliation of Free Cash Flow to Net Cash Flows Provided by Operating Activities, the most directly comparable financial measure presented in accordance with U.S. GAAP:

	TWELVE MONTHS ENDED DECEMBER 31
	2025	2024	2023
	(in thousands)
Net cash flows provided by operating activities	$160,561	$154,288	$75,940
less: capital expenditures(1)	(148,184)	(187,092)	(239,093)
Free Cash Flow	$12,377	$(32,804)	$(163,153)

(1)
Capital expenditures is equivalent to the amount included in "Acquisitions of property, plant and equipment, software and deposits on equipment" on our Consolidated Statements of Cash Flows in the Company’s 2025 Annual Report on Form 10-K.

FRESHPET, INC.
1450 US-206
BEDMINSTER, NJ 07921

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FRPT2026**

You may attend the meeting via the Internet and vote electronically during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95196-P49315 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FRESHPET, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Olu Beck	☐	☐	☐
1b. David B. Biegger	☐	☐	☐
1c. Daryl G. Brewster	☐	☐	☐
1d. William B. Cyr	☐	☐	☐
1e. Walter N. George III	☐	☐	☐
1f. Jacki S. Kelley	☐	☐	☐
1g. Lauri Kien Kotcher	☐	☐	☐
1h. Timothy R. McLevish	☐	☐	☐
1i. Leta D. Priest	☐	☐	☐
1j. Joseph E. Scalzo	☐	☐	☐
1k. Craig D. Steeneck	☐	☐	☐
1l. David J. West	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized in their judgment to vote upon such other business as may properly come before the annual meeting or any adjournments, continuations or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney-in-fact, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer and specify the title(s) of such officer(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V95197-P49315

FRESHPET, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2026 9:00 AM EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE FRESHPET, INC. BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Lisa Alexander and John O'Connor, or either of them, as proxies, each with the full power to act individually or in the presence of others, and to appoint her or his substitute, and hereby authorize(s) either of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FRESHPET, INC. that such stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/FRPT2026 at 9:00 AM, Eastern Time on Wednesday, June 10, 2026, and at any adjournments, continuations or postponements thereof.

This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, the named proxies will vote in accordance with the Board of Directors' recommendations on all matters listed on this proxy card ("FOR" each of the director nominees in Proposal 1 and "FOR" each of Proposals 2 and 3). In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the meeting and any adjournments, continuances, or postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE

Continued and to be signed on reverse side